Exhibit 10.28                                                                                                                    EXECUTION VERSION

$15,000,000

CREDIT AGREEMENT

among

SONORAN ENERGY, INC.
as Borrower,

THE VARIOUS SUBSIDIARIES PARTY HERETO

FROM TIME TO TIME

as Guarantors,

THE LENDERS PARTY HERETO

FROM TIME TO TIME
as Lenders,

and

STANDARD BANK PLC

as Arranger and Administrative Agent

Dated as of November 29, 2007

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Page

ARTICLE 1

DEFINITIONS

1

1.1

Defined Terms

1

1.2

Other Definitional Provisions

22

1.3

Cross References

23

ARTICLE 2

THE COMMITMENTS AND LOANS

23

2.1

Establishment of the Credit Facility

23

2.2

Term Loan Commitment

24

2.3

Borrowings and Continuations of Loans

24

2.4

Prepayments.

26

2.5

Reduction of Commitments

27

2.6

Repayment of Loans

27

2.7

Interest

28

2.8

Commitment Fee

29

2.9

Computation of Interest and Fees

29

2.10

Payment Procedures; Clawback

29

2.11

Evidence of Indebtedness

30

2.12

Sharing of Payments by Lenders

30

ARTICLE 3

TAXES AND YIELD PROTECTION

31

3.1

Taxes.

31

3.2

Increased Costs

31

3.3

Mitigation Obligations

32

3.4

Breakage Costs

32

3.5

Survival

33

ARTICLE 4

CONDITIONS PRECEDENT

33

4.1

Conditions to Closing

33

4.2

All Loans

36

4.3

Condition Subsequent

37

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

37

5.1

Existence; Subsidiaries

37

5.2

Capacity; Authorization; Non-Contravention

38

5.3

Governmental Authorizations; Other Consents

38

5.4

Binding Effect

38

5.5

Financial Statements; No Material Adverse Effect

38

5.6

Disclosure

38

5.7

Litigation

38

5.8

No Default

39

5.9

Ownership of Properties

39

5.10

Liens

39

5.11

Compliance with Law

39

5.12

Environmental Compliance

39

5.13

Insurance

40

5.14

Use of Proceeds; Federal Regulations

40

5.15

Labor Matters

41

5.16

Investment Company Act

41

5.17

Taxes

41

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(continued)

Page

5.18

ERISA

41

5.19

Subsidiaries

42

5.20

Solvency

42

5.21

Hedge Agreements

42

5.22

Offtake Agreements

42

5.23

Overriding Royalty Interest Agreement

42

ARTICLE 6

AFFIRMATIVE COVENANTS

42

6.1

Financial Statements

43

6.2

Information on Oil and Gas Properties

44

6.3

Notices

44

6.4

Payment of Obligations

46

6.5

Preservation of Existence

46

6.6

Compliance with Contractual Obligations and Law; Offtake Agreements

46

6.7

Maintenance of Properties

47

6.8

Maintenance of Insurance

47

6.9

Books and Records; Board Meetings

47

6.10

Inspection Rights

47

6.11

Use of Proceeds

47

6.12

Additional Collateral; Additional Subsidiaries, etc

48

6.13

Account Arrangements

49

6.14

Hedge Arrangements

51

ARTICLE 7

NEGATIVE COVENANTS

52

7.1

Indebtedness

52

7.2

Liens

52

7.3

Agreements Restricting Liens

54

7.4

Investments

54

7.5

Fundamental Changes

54

7.6

Disposals; Issuance of Equity Interests

54

7.7

Restricted Payments

55

7.8

Change in Business

55

7.9

Transactions with Affiliates

55

7.10

Sales and Leasebacks

55

7.11

Change of Country Focus

56

7.12

Change in Organic Documents

56

7.13

Change in Fiscal Periods or Accounting Principles

56

7.14

Modification of Certain Agreements

56

7.15

Limits on Speculative Hedges

56

7.16

Financial Covenants

57

ARTICLE 8

EVENTS OF DEFAULT

58

8.1

Events of Default

58

8.2

Automatic Acceleration

60

8.3

Optional Acceleration

61

8.4

Application of Funds

61

ARTICLE 9

GUARANTEE

62

9.1

Guarantee

62

9.2

Obligations Unconditional

62

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(continued)

Page

9.3

Waiver of Presentment

63

9.4

Reinstatement

63

9.5

Subrogation

63

9.6

Continuing Guarantee

63

9.7

Instrument for the Payment of Money

63

9.8

General Limitation on Guarantee Obligations

63

ARTICLE 10

ADMINISTRATIVE AGENT

64

10.1

Appointment and Authority

64

10.2

Rights as a Lender

64

10.3

Exculpatory Provisions

64

10.4

Reliance by Administrative Agent

65

10.5

Delegation of Duties

65

10.6

Resignation of Administrative Agent

65

10.7

Non-Reliance on Administrative Agent and Other Lenders

66

10.8

No Other Duties

66

10.9

Administrative Agent May File Proofs of Claim

66

10.10

Collateral and Guarantee Matters

67

ARTICLE 11

MISCELLANEOUS

68

11.1

Amendments

68

11.2

Notices

68

11.3

No Waiver; Cumulative Remedies

69

11.4

Survival of Representations and Warranties

69

11.5

Payment of Expenses and Taxes

70

11.6

Indemnification

70

11.7

Successors and Assigns

71

11.8

Right of Set-off

73

11.9

Counterparts

73

11.10

Severability

73

11.11

Other Transactions

74

11.12

Integration

74

11.13

GOVERNING LAW

74

11.14

SUBMISSION TO JURISDICTION; WAIVERS

74

11.15

Acknowledgments

75

11.16

USA PATRIOT Act Notice

75

11.17

Confidential Information

75

11.18

WAIVER OF JURY TRIAL

76

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SCHEDULES:

Schedule I Commitments
Schedule II Funding Office and Wire Instructions
Schedule III Disclosure Schedule

EXHIBITS:

EXHIBIT A Form of Note
EXHIBIT B Form of Notice of Borrowing
EXHIBIT C Form of Compliance Certificate
EXHIBIT D Form of Security Agreement
EXHIBIT E-1 Form of Mortgage (Texas Deed of Trust)
EXHIBIT E-2 Form of Mortgage (Louisiana Mortgage)
EXHIBIT F Form of Offtaker Consent
EXHIBIT G Form of Assignment Agreement

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CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of November 29, 2007 among SONORAN ENERGY, INC., a corporation organized and existing under the laws of the State of Washington (the “Borrower”), the various Subsidiaries of the Borrower party hereto from time to time as Guarantors, the lenders party hereto from time to time (the “Lenders”), and STANDARD BANK PLC, as arranger of the Credit Facility hereunder (in such capacity, the “Arranger”) and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

ARTICLE 1
DEFINITIONS

1.1

Defined Terms.  As used in this Agreement, the following terms shall have the meanings specified in this Section 1.1.

“Affiliate” means, as to a specified Person, another Person that directly or indirectly is in Control of, is Controlled by, or is under common Control with, such specified Person.

“Aggregate Facility Exposure” means, at any time, the sum of the principal amounts of all Loans made by all Lenders and outstanding at such time.

“Agreement” means this Credit Agreement, together with all exhibits and schedules hereto, as amended, restated, supplemented or otherwise modified from time to time.

“Applicable Law” means, as to any Person, property or transaction, all present and future laws, treaties, statutes, regulations, judgments and decrees (in each case, whether international, foreign, federal, state or local) applicable to or binding upon such Person, property or transaction and all applicable requirements, directives, orders and policies of any Governmental Authority having or purporting to have authority over such Person, property or transaction.

“Applicable Margin” means 5.50% per annum.

“Approved Capex and Operating Budget” means a monthly budget, in form and substance satisfactory to the Administrative Agent (after consultation with the Independent Reserves Engineer), detailing in respect of each Mortgaged Property all proposed Development Activities, drilling and completion costs, and workover expenses on a twelve (12) month look-ahead basis, together with the projected general and administrative expenses of the Borrower and its Subsidiaries for such twelve (12) month period and information on such other major commercial items as the Administrative Agent may request.

“Assignment Agreement” is defined in Section 11.7(c).

“Authorized Officer” means, relative to any Person, those of its officers, or the officers of its general partners or managing members (as applicable), whose signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 4.1(m) or Section 6.12(b)(iii).

Credit Agreement

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“Borrowing” means a borrowing consisting of Loans, having the same Interest Period, made by each Lender on the same Borrowing Date and pursuant to the same Notice of Borrowing in accordance with ARTICLE 2.

“Borrowing Date” means any Business Day requested by the Borrower as a date on which Loans are to be made.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in (a) London, England, (b) New York, New York, and (c) Zurich, Switzerland are authorized or required by law to close, provided that with respect to payments of principal and interest on Loans, such day is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Capital Expenditures” means, for any Measurement Period, all expenditures of any Person during such Measurement Period in respect of the purchase or other acquisition, construction or improvement of any fixed or capital assets that are required to be capitalized under GAAP on a balance sheet as property, plant, equipment or other fixed assets or intangibles; provided that Capital Expenditures shall in any event exclude (a) normal replacements and maintenance which are properly charged to current operations, (b) amounts expended with the proceeds of insurance to repair or replace fixed or capital assets and (c) leasehold improvement expenditures for which such Person is reimbursed by the lessor, sub-lessor or sub-lessee.

“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, to the extent such obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person in accordance with GAAP.

“Change in Control” means the failure of (a) any of Peter Rosenthal (Denmark Passport No. 102166705), Andrew G. Williams (United States Passport No. 027633162) or Ralph Watkins (United States Passport No. 036439782) to be actively and regularly involved in the day to day operations and management of the Borrower’s business, and (b) if any of the Persons mentioned in clause (a) of this definition is replaced or substituted with the prior written consent of the Administrative Agent (such consent not to be unreasonably delayed or withheld), the failure of such replacement or substitute Person to be so involved.

“Closing Date” means November 29, 2007, the date on which all of the conditions precedent specified in Section 4.1 have been satisfied or waived by the Administrative Agent.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all assets subject to a Lien pursuant to the Security Documents.

“Collection Account” means the deposit account (A/C No. 100117517) maintained by the Borrower with the Collection Account Bank (or such other account opened in replacement thereof in accordance with Section 6.13), and which shall be the subject of a Perfected Security Interest pursuant to the Security Agreement.

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“Collection Account Bank” means Standard Bank Plc, or such other bank reasonably acceptable to the Administrative Agent.

“Commitment” means, as to each Lender, the obligation of such Lender to advance Loans in an aggregate principal amount at any time outstanding up to but not exceeding:

(a)

as to each Lender party to this Agreement as of the Closing Date, the amount set opposite the name of such Lender in Schedule I under the caption “Commitment Amount”; and

(b)

as to any other Lender, the aggregate amount of the Commitments of the other Lenders acquired by it pursuant to Section 11.7 of this Agreement,

as the same may be reduced from time to time pursuant to the terms of this Agreement.

“Commitment Fee Rate” means, as to each Lender, 0.25% per annum of the unused and uncancelled portion of its Commitment during the Commitment Period.

“Commitment Period” means the period from and including the Closing Date to and excluding the Commitment Termination Date.

“Commitment Termination Date” means, the earliest of:

(a)

the date falling twelve (12) months after the Closing Date;

(b)

the date on which the Commitments are terminated in full or reduced to zero pursuant to the terms of this Agreement; and

(c)

the occurrence of any Event of Default described in Section 8.1(f), or the occurrence of any other Event of Default in respect of which all or any portion of the Loans shall have been declared to be due and payable pursuant to ARTICLE 8.

“Commonly Controlled Entity” means an entity, whether or not incorporated, that is under common control with any Borrower within the meaning of Section 4001(b) of ERISA or is part of a group that includes any Borrower and that is treated as a single employer under Section 414(b) or (c) of the Code.

“Compliance Certificate” means a certificate duly completed and executed by the chief financial officer, chief operating officer or chief executive officer of the Borrower substantially in the form of Exhibit C or in such other form as the Administrative Agent may from time to time approve for the purpose of monitoring the Borrower’s compliance with the financial covenants contained herein.

“Confidential Information” is defined in Section 11.17.

“Consolidated” refers to the consolidation of financial reporting in accordance with GAAP, and “Consolidating” shall have a correlative meaning.

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“Consolidated Current Assets” means, for any Measurement Period, all assets which would be classified in accordance with GAAP as current assets on a Consolidated balance sheet of the Borrower and its Subsidiaries; provided that Consolidated Current Assets shall exclude (a) any non-cash gains arising from unliquidated Hedge Agreements entered into by the Borrower or its Subsidiaries, (b) any trade receivables due to the Borrower or its Subsidiaries that are more than one hundred and twenty (120) days past due, and (c) the account balance from time to time standing to the credit of the Collection Account and the Debt Service Reserve Account.

“Consolidated Current Liabilities” means, for any Measurement Period, all liabilities of the Borrower and its Subsidiaries which would be classified in accordance with GAAP as current liabilities on a Consolidated balance sheet of the Borrower and its Subsidiaries; provided that Consolidated Current Liabilities (a) shall include any long term debt falling due within twelve (12) months, and (b) shall exclude any non-cash losses arising from unliquidated Hedge Agreements entered into by the Borrower or its Subsidiaries.

“Consolidated Net Income” means, for any Measurement Period, the net income of the Borrower and its Subsidiaries as determined on a Consolidated basis in accordance with GAAP; provided that Consolidated Net Income shall exclude (a) any extraordinary, unusual and/or non-recurring income or gains, (b) any net non-cash income or gains arising from any Disposal of capital assets other than in the ordinary course of business, and (c) any write up or write down of assets during such Measurement Period.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of directors, managing directors, managing general partners or any equivalent body, or (b) veto, direct or cause the direction of the management and policies of such Person.

“Credit Facility” means the $15,000,000 delayed draw term loan facility established under this Agreement pursuant to which each Lender shall advance Loans in accordance with the terms of this Agreement.

“Current Ratio” means, for any Measurement Period, the ratio of (a) Consolidated Current Assets to (b) Consolidated Current Liabilities.

“Debt” means, on any date of determination, the aggregate amount of all outstanding Indebtedness of the Borrower and its Subsidiaries (including all Indebtedness incurred pursuant to this Agreement and the other Loan Documents) as at such date.

“Debt Coverage Ratio” means, for any Measurement Period, the ratio of (a) Debt as at the end of such Measurement Period to (b) EBITDA for such Measurement Period.

“Debt Service Reserve Account” means deposit account (A/C No. 100117525) maintained by the Borrower with Standard Bank Plc (or such other account opened in replacement thereof by the Borrower).

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“Debt Service Reserve Amount” means:

(a)

for any Interest Period occurring prior to the first Repayment Date, an amount equal to the sum of (i) the Projected Interest for such Interest Period, plus (ii) all fees payable under the Loan Documents during such Interest Period; and

(b)

for any Interest Period occurring on and after the first Repayment Date, an amount equal to the sum of (i) the Projected Interest for such Interest Period, plus (ii) any scheduled repayment of the Loans required to be made during such Interest Period pursuant to Section 2.6, plus (iii) all fees payable under the Loan Documents during such Interest Period.

The Debt Service Reserve Amount shall be calculated by the Administrative Agent on the first day of each Interest Period, and such calculation shall be conclusive and binding for all purposes in the absence of manifest error, and shall remain in effect until recalculated for the next following Interest Period, and for the purposes of calculating the Debt Service Reserve Amount, each Interest Period shall be deemed to be for a period of three (3) months regardless of any shortening of an Interest Period effected pursuant to the provisions of this Agreement.

“Default” means any Event of Default or any condition, occurrence or event which, after the giving of notice or the lapse of time (or both), would constitute an Event of Default.

“Designated Hedge Agreement” means each Hedge Agreement entered into by the Borrower or any of its Subsidiaries with a Designated Hedge Counterparty.

“Designated Hedge Counterparty” means a Lender, or an Affiliate of a Lender that is a counterparty under any Designated Hedge Agreement.

“Designated Hedge Obligations” means all obligations of the Borrower or any of its Subsidiaries under each Designated Hedge Agreement (including obligations under any transaction entered into pursuant to the terms thereof).

“Development Activities” means drilling, geological and geophysical investigations, evaluations and related activities conducted in respect of the Oil and Gas Properties in order to bring into production Proved Reserves, or in order to locate additional Hydrocarbon reserves on the Oil and Gas Properties, and  any other related activities that can be classified as being capital in nature under full cost accounting methods.

“Disclosure Schedule” means Schedule III.

“Dispose” means, with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, license, transfer or other disposition of all or any part of such property, and “Disposal” shall have a correlative meaning.

“Dollar” and “$” mean the lawful currency of the United States.

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“EBITDA” means, for any Measurement Period and without duplication, Consolidated Net Income for such period plus, to the extent deducted in calculating such Consolidated Net Income, the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring non-cash expenses or losses, (f) any other non-cash charges, all as determined on a Consolidated basis in accordance with GAAP, and (g) the aggregate amount (if any) actually paid in cash by the Borrower and its Subsidiaries during such Measurement Period under the Overriding Royalty Interest Agreement and on account of Hydrocarbon royalties payable to other third parties.

“ECF Application Date” means, for any Fiscal Quarter in respect of which the Borrower notifies the Administrative Agent that, or if the Administrative Agent reasonably determines that, Excess Cash Flow is present, five (5) Business Days after the earlier of (a) the date on which financial statements in respect of such Fiscal Quarter are delivered by the Borrower pursuant to Section 6.1(b) (or, in the case of each Fiscal Quarter ending April 30 (commencing with the Fiscal Quarter ending April 30, 2009), Section 6.1(a)), and (b) the latest date for delivery of such financial statements under Section 6.1(b) (or, in the case of each Fiscal Quarter ending April 30 (commencing with the Fiscal Quarter ending April 30, 2009), Section 6.1(a)).

“Eligible Assignee” means (a) any Lender; (b) any Subsidiary or Affiliate of a Lender; or (c) any other commercial bank or financial institution or entity that typically is a lender in credit facilities approved by the Administrative Agent in its sole discretion.

“Employment Contracts” means the employment contracts of each of any of Peter Rosenthal (Denmark Passport No. 102166705), Andrew G. Williams (United States Passport No. 027633162) and Ralph Watkins (United States Passport No. 036439782) with the Borrower (each as amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement).

“English Security Document” means a security over cash agreement under English law executed by the Borrower, granting in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a Security Interest in the Collection Account and the Debt Service Reserve Account and all amounts standing to the credit thereof from time to time.

“Environment” means, without limitation, all of the following media:

(a)

land, including surface land, sub-surface strata, sea bed and riverbed under water (as defined in clause (b) below) and any natural or man-made structures;

(b)

water, including coastal and inland waters, navigable water, surface water, ground water, drinking water supplies and waters in surface and sub-surface strata; and

(c)

air, including indoor and outdoor air and air within buildings and other man-made or natural structure above or below ground, and includes any living organism or systems supported by any such media.

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“Environmental Law” means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, in each case above, to the extent imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, land surface and subsurface strata), and includes the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.) (“CERCLA”); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. §§ 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. §§ 2601 et seq.); the Clean Air Act (42 U.S.C. §§ 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

“Environmental Liability” means any and all liabilities, obligations, penalties, claims, damages (including consequential damages), costs and/or expenses of any kind (including reasonable attorneys’ fees at trial and appellate levels, experts’ fees and disbursements and expenses incurred in investigating, defending or prosecuting any action, claim or proceeding) in connection with or arising from:

(a)

any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 5.12;

(b)

any violation or purported violation by the Borrower or any of its Subsidiaries of any Environmental Law;

(c)

any Release or threatened Release or presence of any Hazardous Material on, at, in, under, from or in the vicinity of any property owned or formerly owned by the Borrower or any of its Subsidiaries; or

(d)

any removal, remediation, cleanup, closure, restoration, reclamation, landscape rehabilitation or other response activity under any Environmental Law on, at, in, under, from or in the vicinity of any property owned or formerly owned by the Borrower or any of its Subsidiaries or occupied or used by the Borrower or any of its Subsidiaries in connection with their respective oil and gas drilling related activities.

“Equity Interests” means, as to any Person:

 (a)

any and all shares, interests, participations, rights or other equivalents (however designated, whether voting or non-voting) of or interests in corporate or capital stock, including shares of preferred or preference stock of such Person;

(b)

all partnership interests (whether general or limited) of such Person;

(c)

all membership interests or limited liability company interests in such Person;

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(d)

all beneficial interests in a trust or similar entity;

(e)

all other equity or ownership interests in such Person of any other type; and

(f)

all warrants, rights or options to purchase or otherwise acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Excess Cash Flow” means, for any Fiscal Quarter (commencing with the Fiscal Quarter ending October 31, 2008), the excess (if any) of (a) EBITDA for such Fiscal Quarter over (b) the sum, without duplication, of (i) Fixed Charges for such Fiscal Quarter, and (ii) the aggregate amount actually paid in cash by the Borrower and its Subsidiaries during such Fiscal Quarter on account of Capital Expenditures; provided that such excess shall be in a minimum amount of $100,000.

“Existing Credit Agreement” means that certain credit agreement note dated as of November 28, 2006 by and among the Borrower, certain institutional lenders party thereto, and NGPC Asset Holdings, LP, as administrative agent for the lenders, in the original principal amount of $12,000,000, as amended, restated, supplemented or otherwise modified from time to time prior to the Closing Date.

“Event of Default” means any of the events specified in Section 8.1.

“Facility Exposure” means, for any Lender at any time, the sum of the principal amount of Loans made by such Lender and outstanding at such time.

“Fee Letter” means the letter agreement dated as of the date of this Agreement between the Arranger, the Administrative Agent and the Borrower.

“Fiscal Quarter” means a calendar quarter ending on the last day of July, October, January and April.

“Fiscal Year” means any period of twelve (12) consecutive months ending on April 30.

“Fixed Charges” means, for any period, the sum (without duplication) of (a) Interest Expense for such period, (b) Lease Expense for such period, (c) scheduled principal payments made during such period on account of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal repayments in respect of the Loans and scheduled payments of rent under Capital Lease Obligations and Synthetic Obligations, to the extent such payments of rent represent repayment of principal amounts advanced thereunder), and (d) all accrued Federal, state or local income taxes payable in cash by the Borrower and its Subsidiaries during such period.

“Foreign Subsidiary” means (a) any Subsidiary of the Borrower that is a “controlled foreign corporation,” within the meaning of section 957 of the Code, or (b) any indirect Subsidiary of the Borrower held through a Subsidiary described in clause (a) above to the extent that the pledge of Equity Interests or assets of, or a guaranty by, such Subsidiary would result in materially adverse tax consequences to the Borrower.

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“Funding Office” means the office specified in Schedule II as the funding office of the Administrative Agent and each Lender, or such other office as may be specified from time to time by each of them as its funding office by written notice to the Administrative Agent and the Borrower.

“GAAP” means generally accepted accounting principles in the United States in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such principles in effect on the Closing Date and consistent with those used in the preparation of the most recently audited financial statements of the Borrower as of the Closing Date.  In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower agrees to the amendment of such provisions of this Agreement as may be necessary to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made.  Until such time as such amendments shall have been made, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred.  “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission.

“Governmental Authority” means any nation, government, state or municipality or any political subdivision, agency, authority, instrumentality, regulatory body, court, central bank of any of the foregoing or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government.

“Guarantee Obligation” means, as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, or otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lesser of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Administrative Agent in good faith.

“Guarantor” means each Subsidiary of the Borrower that becomes a guarantor under this Agreement in accordance with Section 6.12(b)(iii).

“Hazardous Material” means, without limitation, any petroleum product, raw material, physical agent, airborne contaminant, biological agent, assayable biological contaminant, chemical product or intermediate, chemical by-product, flammable material, explosive, radioactive substances, asbestos in any

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form that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls, chemicals defined under Environmental Law as hazardous substances, hazardous wastes, extremely hazardous wastes, solid wastes, toxic substances, pollutants, contaminants or words of similar meaning that are now or hereafter defined, prohibited, limited or regulated in any way under any Environmental Law.

“Hedge Agreement” means any transaction or agreement to provide or obtain any option, future, swap, forward, cap, floor, collar or analogous arrangement (or any combination of the foregoing) in respect of interests rates, exchange rates, commodity prices, bond indices, bond prices, equity indices, equity prices, or any other subject matter, either generally or subject to specific contingencies.

“Hedge Agreement Value” means, for each Hedge Agreement on any date of determination, an amount equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by any Obligor to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement were being terminated early on such date of determination and (ii) such Obligor were the sole “Affected Party”; (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Obligor party to such Hedge Agreement based on the settlement price of such Hedge Agreement on such date of determination; or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Obligor party to such Hedge Agreement determined as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Obligor exceeds (ii) the present value of the future cash flows to be received by such Obligor pursuant to such Hedge Agreement.  Capitalized terms used and not otherwise defined in this definition shall have the respective meanings specified in the above described Master Agreement.

“Hydrocarbon Hedge Agreement” means a Hedge Agreement between the Borrower or any of its Subsidiaries and one or more financial institutions, providing the Borrower or any of its Subsidiaries with protection against fluctuations in the price of Hydrocarbons.

“Hydrocarbon Interests” means oil and gas leases and working interests therein, oil, gas and mineral leases and working interests therein, fee mineral interests, term mineral interests, mineral servitudes, farm-out interests, royalty interests, overriding royalty interests, net profits interests, carried interests, production payment interests and other similar interests in Hydrocarbons.

“Hydrocarbons” means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore, and all other minerals and substances produced in conjunction with such substances (including sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products therefrom), in each case whether in a natural or processed state.

“Indebtedness” means, as to any Person on any date of determination, without duplication:

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(a)

all indebtedness of such Person for borrowed money and all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments;

(b)

all obligations of such Person, contingent or otherwise, in respect of the face amount of all (i) letters of credit (whether or not drawn) or (ii) bankers’ acceptances or similar facilities, in each case issued for the account of such Person;

(c)

all Capital Lease Obligations of such Person;

(d)

all Synthetic Obligations of such Person;

(e)

all obligations of such Person under Hedge Agreements, each valued at the Hedge Agreement Value thereof;

(f)

all obligations of such Person to pay the deferred purchase price of property or services (other than current trade payables that are incurred in the ordinary course of such Person’s business and are not overdue for a period of more than ninety (90) days);

(g)

all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person;

(h)

the liquidation value of all redeemable preferred Equity Interests or other preferred Equity Interests of such Person;

(i)

all obligations of such Person owing in connection with any volumetric or production prepayments;

(j)

any obligations of such Person which would be required to be disclosed on such Person’s balance sheet as a liability in accordance with GAAP and which would be payable more than twelve (12) months from the date of creation thereof (other than reserves for taxes and for contingent obligations);

(k)

all obligations of the kind referred to in clauses (a) through (j) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; and

(l)

all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (k) above.

For the avoidance of doubt, the Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

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“Independent Reserves Engineer” means (a) William M. Cobb & Associates, Inc., or (b) such other firm of independent petroleum engineers acceptable to the Administrative Agent and the Majority Lenders, with adequate expertise in the matters required in connection with the preparation and delivery of an Independent Reserves Report.

“Independent Reserves Report” means a report prepared by Haas Petroleum Engineering Services, Inc. and approved by the Independent Reserves Engineer, in form and substance satisfactory to the Administrative Agent and the Majority Lenders, with respect to the Oil and Gas Properties.  Without prejudice to the foregoing, the Independent Reserves Report shall (a) specify the location and estimated quantity of the Proved Reserves attributable to such Oil and Gas Properties, (b) contain a projection of the rate of production of Hydrocarbons from such Oil and Gas Properties, (c) contain an estimate of the net operating revenues to be derived from the sale of Hydrocarbons from such Proved Reserves based on product price and cost escalation assumptions provided by the Administrative Agent, (d) be prepared utilizing the price assumptions used by the Administrative Agent at such time in evaluating its oil and gas loans generally and taking into account any Designated Hedge Agreement that is a Hydrocarbon Hedge Agreement (or any other Designated Hedge Agreement providing the Borrower or any of its Subsidiaries with protection against fluctuations in respect of the net operating revenues referred to in clause (c) of this definition) then in effect and the characteristics of the Hydrocarbons being produced from the Oil and Gas Properties, and (e) contain such other information as is customarily obtained from and provided in such reports or is otherwise reasonably requested by the Administrative Agent.

“Initial Borrowing” means a Borrowing of Loans in a principal amount of up to $12,000,000 to be made on the Closing Date.

“Interest Coverage Ratio” means, for any Measurement Period, the ratio of (a) EBITDA for such Measurement Period to (b) Interest Expense for such Measurement Period.

“Interest Expense” means, for any Measurement Period, the aggregate interest obligations of the Borrower and its Subsidiaries payable in respect of all Debt for such Measurement Period (including interest obligations attributable to the Loans, Capital Lease Obligations and Synthetic Obligations) plus, without duplication, any fees payable by the Borrower to the Lenders or other creditors in connection with such Debt during such Measurement Period.

“Interest Hedge Agreement” means a Hedge Agreement between the Borrower (or any of its Subsidiaries) and one or more financial institutions providing for any interest rate swap, cap or collar arrangement or other arrangement designed to protect the Borrower (or any of its Subsidiaries) against exposure to fluctuations in interest rates.

“Interest Payment Date” means:

(a)

as to any Loan, the last day of its Interest Period;

(b)

each Repayment Date; and

(c)

the date of any prepayment of any Loan.

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“Interest Period” means, as to any Loan, (a) initially, the period commencing on the Borrowing Date with respect to such Loan and ending on the last day of the Fiscal Quarter in which such Borrowing Date occurs; and (b) thereafter, each period commencing on the last day of the preceding Interest Period applicable to such Loan and ending three (3) months thereafter; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i)

if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (unless the result of such extension would be to carry such Interest Period into another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day);

(ii)

no Interest Period shall extend beyond the Maturity Date; and

(iii)

each Loan advanced as part of the same Borrowing shall have the same Interest Period.

“Internal Reserves Report” means a report prepared by the Borrower and certified by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent and the Majority Lenders, with respect to the Oil and Gas Properties.  Without prejudice to the foregoing, the Internal Engineering Report shall (a) specify the location and estimated quantity of the Proved Reserves attributable to such Oil and Gas Properties, (b) contain a projection of the rate of production of Hydrocarbons from such Oil and Gas Properties, (c) contain an estimate of the net operating revenues to be derived from the sale of Hydrocarbons from such Proved Reserves based on product price and cost escalation assumptions provided by the Administrative Agent, and (d) contain such other information as is customarily obtained from and provided in such reports or is otherwise reasonably requested by the Administrative Agent.

“Investments” means, as to a specified Person, (a) any advance, loan or extension of credit (by way of entry into of a Guarantee Obligation or otherwise) to another Person, including through the purchase of any bonds, notes, debentures or other debt securities, and (b) any Equity Interests held by such specified Person in another Person, including through any capital contributions.

“Lease Expense” means, for any period, the aggregate amount of fixed and contingent rentals (excluding Capital Lease Obligations and Synthetic Obligations) payable in cash by the Borrower and its Subsidiaries for such period with respect to leases of real and personal property, determined on a Consolidated basis in accordance with GAAP.

“LIBOR” means, with respect to each day during each Interest Period, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Reuters LIBOR 01 page as of 11:00 a.m. (London time) two (2) Business Days prior to the beginning of such Interest Period.  In the event that such rate does not appear on Reuters LIBOR 01 page (or otherwise on such screen), then “LIBOR” shall be the rate per annum (rounded to the nearest 1/100 of 1%) determined (a) by reference to such other comparable publicly available service for displaying an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equal to such period as may be selected by the Administrative Agent and determined as of 11:00 a.m.

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(London time) two (2) Business Days prior to the beginning of such Interest Period or, (b) in the absence of such availability, by reference to the rate at which each Lender is offered deposits in Dollars at or about 11:00 a.m. (local time at its Funding Office), two (2) Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or right of subrogation or analogous right (statutory or other), charge, collateral or non-accessory security or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Liquid Investments” means:

(a)

direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the Federal Government of the United States maturing within one hundred and eighty (180) days from the date of any acquisition thereof;

(b)

negotiable or non-negotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within one hundred and eighty (180) days from the date of acquisition thereof (“bank debt securities”), issued by (i) any Lender (or any Affiliate of any Lender), (ii) any other bank or trust company so long as such certificate of deposit is pledged to secure the Borrower’s or any of its Subsidiaries’ ordinary course of business bonding requirements, or (iii) any other bank or trust company which has combined capital and surplus and undivided profit of not less than $500,000,000, if such bank debt securities are rated not less than “A” (or the equivalent thereof) by the rating service of Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc. or Fitch Ratings, Ltd.;

(c)

commercial paper issued by (i) any Lender (or any Affiliate of any Lender), or (ii) any other Person if such commercial paper is rated not less than “A-1” (or the equivalent thereof) by the rating service of Standard & Poor’s Ratings Group or not less than “P-1” (or the equivalent thereof) by the rating service of Moody’s Investors Service, Inc.;

(d)

deposits in money market funds investing exclusively in investments described in clauses (a), (b) and (c) above;

(e)

repurchase agreements relating to investments described in clauses (a), (b) and (c) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital and surplus and undivided profit of not less than $500,000,000, if the debt securities of such Person are rated not less than “A” (or the equivalent thereof) by the rating service of Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc. or Fitch Ratings, Ltd.; and

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(f)

such other instruments as the Administrative Agent may from time to time approve in writing.

“Loan” means each loan advanced to the Borrower pursuant to Section 2.3 as part of a Borrowing, or the principal amount outstanding for the time being of that loan.

“Loan Documents” means this Agreement, the Security Documents, each Note, the Fee Letter, each Designated Hedge Agreement, the Post-Closing Letter, each Notice of Borrowing, each Compliance Certificate and each other agreement, certificate, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

“Majority Lenders” means, (a) at any time prior to the Commitment Termination Date, Lenders holding at least 51% of the Commitments and at least 51% of the aggregate outstanding principal amount of the Loans (if any) at such time, and (b) on or after the Commitment Termination Date, Lenders holding at least 51% of the aggregate outstanding principal amount of the Loans at such time.

“Material Adverse Effect” means (a) a material adverse effect on, or a material adverse change in, the business, operations, assets, condition (financial or otherwise), results of operations or prospects of the Borrower and its Subsidiaries, taken as a whole, or (b) a material adverse effect on the Borrower’s or any Guarantor’s ability to perform its obligations under any Loan Document.

“Material Contract” means any contract (other than the Offtake Agreements) to which the Borrower or any of its Subsidiaries is a party which (a) involves an aggregate consideration payable to or by either Borrower or any Subsidiary of $500,000 or more, or (b) if breached or terminated, could reasonably be expected to have a Material Adverse Effect.

“Maturity Date” means November 29, 2010, the third anniversary of the Closing Date.

“Measurement Period” means, on any date of determination, the most recently completed four (4) Fiscal Quarters of the Borrower; provided that, for purposes of determining the amount of any item included in the calculation of a financial ratio or financial covenant set forth in Section 7.16, (a) for the Fiscal Quarter ended April 30, 2008, such amount for the Measurement Period then ended shall equal such item for such Fiscal Quarter multiplied by four (4), (b) for the Fiscal Quarter ended July 31, 2008 such amount for the Measurement Period then ended shall equal such item for the two Fiscal Quarters then ended multiplied by two (2), and (c) for the Fiscal Quarter ended October 31, 2008, such amount for the Measurement Period then ended shall equal such item for the three Fiscal Quarters then ended multiplied by one and one-third (1⅓).

“Mortgage” means each mortgage, deed of trust, assignment, security agreement, financing statement and fixture filing executed and delivered pursuant to Section 4.1(d), substantially in the form of Exhibit E-1 and Exhibit E-2 hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Mortgage Consents” means all approvals from Governmental Authorities or any other third parties required for the grant of a Perfected Security Interest in respect of the Oil and Gas Properties purported to be encumbered by the Mortgages.

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“Mortgaged Properties” means the Oil and Gas Properties described in and purported to be encumbered by the Mortgages (including properties in Reeves County, Smith County, Tom Green County and Wood County in the State of Texas, and Beauregard, Livingston, Rapides and Vernon parishes in the State of Louisiana).

“Multiemployer Plan” means a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” means in connection with any sale, lease, sale and leaseback, assignment, conveyance, transfer or other Disposal of any property or an issuance of any Indebtedness or Equity Interests, the cash proceeds received therefrom, net of reasonable attorneys’ fees, banking fees and other customary fees and expenses actually incurred in connection therewith.

“Note” means a promissory note of the Borrower payable to each Lender, substantially in the form of Exhibit A (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and all other promissory notes accepted from time to time by such Lender in substitution therefor or renewal thereof.

“Notice of Borrowing” means a request for Loans substantially in the form of Exhibit B signed by a Responsible Officer of the Borrower.

 “Obligations” means, (a) the unpaid principal of and interest on the Loans (including interest accruing after the maturity of the Loans, after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or similar proceeding relating to the Borrower), (b) the Designated Hedge Obligations, and (c) all other obligations and liabilities of any Obligor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, that may arise under, out of, or in connection with any Loan Document, whether on account of principal, interest, fees, reimbursements, indemnities, costs, expenses or otherwise.

“Obligors” means, collectively, the Borrower and the Guarantors.

“Offtake Agreement” means:

(a)

each of the contracts identified in Item 5.22 of the Disclosure Schedule; and

(b)

any other contract entered into between the Borrower (or any of its Subsidiaries) and an Offtaker that provides for the purchase by such Offtaker of Hydrocarbons from the Borrower (or any of its Subsidiaries).

“Offtaker” means each Person that agrees to purchase Hydrocarbons from the Borrower (or any of its Subsidiaries) pursuant to an Offtake Agreement.

“Offtaker Consent” means an acknowledgement and consent from an Offtaker, substantially in the form of Exhibit F hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

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“Oil and Gas Properties” means all of the following, to the extent the Borrower and its Subsidiaries has any right, title or interest therein:

(a)

Hydrocarbon Interests;

(b)

the properties now or hereafter pooled or unitized with Hydrocarbon Interests;

(c)

all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any Government Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests;

(d)

all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests;

(e)

all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; and

(f)

all tenements, profits á prendre, hereditaments, appurtenances and other properties in anyway appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, or the rights, titles, interests and estates described or referred to above, including any and all property, whether real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests (but excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and  rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Organic Document” means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, deed of foundation, deed of association, articles of association, limited liability company agreement or operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to shares, partnership interests, limited liability company interests or other Equity Interests in any such Obligor.

“Overriding Royalty Interest Agreement” means an agreement, in form and substance acceptable to each of the Arranger, granting and conveying an overriding royalty interest in the Borrower’s and each of its Subsidiaries’ Oil and Gas Properties in favor of the Arranger (as additional consideration payable to the Arranger to be retained in perpetuity, and not by way of additional Collateral for the Obligations).

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“Participant” is defined in Section 11.7(b).

“Payment Account” is defined in Section 2.10(a).

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Perfected Security Interest” in any property means a Lien which (a) exists in favor of the Administrative Agent for the ratable benefit of the Secured Parties, (b) is superior to all Liens or rights of any other Person in the property encumbered thereby, (c) secures the payment in full of the Obligations, and (d) is legal, valid, enforceable and perfected.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan” means, at a particular time, any employee benefit plan that is covered by ERISA and in respect of which a Borrower or, solely with respect to any such plan that is subject to Title IV of ERISA or Sections 601-607 of ERISA, a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Insolvency” means, with respect to any Multiemployer Plan, that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Post-Closing Letter” means the letter agreement dated as of the date of this Agreement among the Administrative Agent and the Borrower, providing for certain obligations to be performed by the Borrower after the Closing Date within the time periods specified therein.

“Present Value” means, on any date of determination, the present value (using the average of the discount rates then customarily utilized by the Administrative Agent for reserve valuation purposes, which, as at the Closing Date, is a 10% discount rate) of the estimated future net revenues attributable to the Present Value Production as at such date, as determined by the Administrative Agent based on the price assumptions used by the Administrative Agent as at such date in evaluating its oil and gas loans generally and adjusted to give effect to applicable commodity prices (or caps or floors) under Hydrocarbon Hedge Agreements permitted hereunder and covering such production.

“Present Value Production” means, on any date of determination, the estimated production of crude oil and natural gas (measured by volume unit or BTU equivalent, and not sales price) attributable to Proved Developed Producing Reserves as at such date, as set forth in the most recent Independent Reserves Report delivered pursuant to Section 6.2(a).

“Present Value Ratio” means, for any Measurement Period, the ratio of (a) the Present Value as determined by the Administrative Agent for such Measurement Period to (b) Debt as at the end of such Measurement Period.

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“Pro Rata Share” means, as to each Lender at any time, the ratio (expressed as a percentage) of (a) such Lender’s Commitment to the aggregate Commitments of all Lenders at such time, or (b) if the Commitments have been terminated, the outstanding principal amount of the Loans (if any) owed to such Lender to the aggregate outstanding principal amount of the Loans (if any) owed to all Lenders at such time.

“Projected Interest” means, for any Interest Period, an amount equal to the interest that would accrue on the Loans outstanding during such Interest Period, assuming that (a) the Loans outstanding on the first day of such Interest Period remain outstanding through the earlier of (i) the end of such Interest Period, and (ii) the Maturity Date (but giving effect always to any scheduled repayment of such Loans required to be made during such Interest Period pursuant to Section 2.6), (b) such Loans will bear interest at a rate per annum based on LIBOR plus the Applicable Margin, and (c) no mandatory or optional prepayment of such Loans will be made during such Interest Period.  The Projected Interest shall be calculated by the Administrative Agent no later than the first day of each Interest Period, and such calculation shall be conclusive and binding for all purposes in the absence of manifest error, and shall remain in effect until recalculated for the next following Interest Period.

“Proved Developed Non-Producing Reserves” means, on any date of determination, Proved Developed Reserves which are expected to be recovered from completion intervals open at such date, but which have not started producing, or have been shut-in for market conditions or pipeline connection, or which are not capable of  production for mechanical reasons, and the time when production will start is uncertain.

“Proved Developed Producing Reserves” means, on any date of determination, Proved Developed Reserves in respect of which Hydrocarbons are being recovered from completion intervals open at such date and producing.  Improved recovery reserves shall be included as “Proved Developed Producing Reserves” only after an improved recovery project is in operation.

“Proved Developed Reserves” means, on any date of determination, Proved Reserves which can be expected to be recovered through existing wells with existing equipment and operating methods.  Additional Hydrocarbons expected to be recovered through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery shall be included as “Proved Developed Reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production response, in each case to the Administrative Agent’s reasonable satisfaction, that increased recovery will be achieved.

“Proved Reserves” means, on any date of determination, the estimated quantities of Hydrocarbons demonstrated by geological and engineering data with reasonable certainty to be recoverable in future years from known reservoirs attributable to the Oil and Gas Properties under then existing economic conditions with then existing equipment and operating methods.

“Proved Undeveloped Reserves” means, on any date of determination, Proved Reserves which are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

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“Register” is defined in Section 11.7(d).

“Release” means, without limitation, any release, spilling, emission, leaking, pumping, pouring, injecting, depositing, disposal, discharge, dispersal, leaching, dumping or migration into the indoor or outdoor Environment, including the movement of Hazardous Materials through ambient air, soil, surface water, groundwater, wetlands, land or subsurface strata.

“Repayment Date” means each date set forth in the first column of the table in Section 2.6; provided that if any Repayment Date would otherwise fall on a day that is not a Business Day, such Repayment Date shall instead occur on the next succeeding Business Day (unless the result of such extension would be to carry the Repayment Date into the next month, in which case such Repayment Date shall occur on the immediately preceding Business Day).

“Reportable Event” means any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty (30) day notice period is waived under any of subsections .27 through .32, .34 or .35 of PBGC Reg. § 4043.

“Responsible Officer” means, as to any Person that is a corporate entity, such Person’s chief executive officer, president, chief financial officer or such other equivalent office holder as the Administrative Agent may reasonably approve; provided that, with respect to financial matters, the chief financial officer of such Person shall be the Responsible Officer.

“Restricted Payment” means, with respect to any Person, (a) any direct or indirect dividend or distribution (whether in cash, securities or other property), or any direct or indirect payment of any kind (whether in cash, securities or other property) in consideration for, or otherwise in connection with, any purchase, redemption, defeasance, retirement or other acquisition or ownership of any Equity Interest of such Person, or any options, warrants or rights to acquire or purchase any Equity Interest of such Person, and (b) any principal or interest payments on, or redemptions of, subordinated debt of such Person; provided that the term “Restricted Payment” shall not include any dividend or distribution payable solely in Equity Interests of such Person or warrants, options or other rights to purchase such Equity Interests.

“Restricted Subsidiary” means (a) any Subsidiary of the Borrower that has a Net Income of at least $250,000 in any Fiscal Year, or (b) any Subsidiary of the Borrower that has a Tangible Net Worth of at least $250,000 at any time after the Closing Date.  As used herein, (i) “Net Income” of any Subsidiary of the Borrower, means net income of such Subsidiary as determined in accordance with GAAP (but excluding any extraordinary, unusual and/or non-recurring income or gains, any net non-cash income or gains arising from any Disposal of capital assets other than in the ordinary course of business, and any write up or write down of assets), and (ii) “Tangible Net Worth” of any Subsidiary of the Borrower means, on any date of determination, an amount equal to (A) shareholders’ equity of such Subsidiary on such date minus (B) the value of the intangible assets of such Subsidiary (including any goodwill, customer lists or trade names) on such date, all as determined in accordance with GAAP.

“Secured Parties” shall mean the Lenders, each Designated Hedge Counterparty, the Arranger, the Administrative Agent, and each of their respective successors and permitted assigns from time to time.

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“Security Agreement” means the security agreement, substantially in the form of Exhibit D hereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Security Documents” means the Security Agreement, the English Security Document, the Mortgages, the Mortgage Consents, the Offtaker Consents, together with any exhibits, schedules and other attachments to such documents and any financing statements related thereto, as such documents, exhibits, schedules, attachments or financing statements may be amended, restated, supplemented or otherwise modified from time to time, and any other document reasonably required by the Administrative Agent to be executed in connection with the creation, attachment and/or perfection of the security interests to be granted pursuant to any of the foregoing documents.

“Single Employer Plan” means any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“Solvent” means, as to any Person on any date of determination, that on such date (a) the fair value of the total assets of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities of such Person (including contingent liabilities), (b) the present fair saleable value of the total assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s assets would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and prevailing practice in the industry in which such Person is engaged.  In computing the amount of contingent liabilities at any time, such liabilities shall be computed in the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” of a Person means any corporate entity of which more than 50% of the outstanding Equity Interests having ordinary voting power to elect or appoint a majority of the board of directors or similar governing body of such corporate entity is at the time directly or indirectly owned or Controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

“Subsidiary Guarantor” means each Restricted Subsidiary that becomes a Guarantor under this Agreement in accordance with Section 6.12(b)(iii).

“Synthetic Obligations” means as to any Person, the obligations of such Person to pay rent or other amounts under any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which such Person is the lessor.

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“Total Proved Reserves Value” means, on any date of determination, the present value (using the average of the discount rates then customarily utilized by the Administrative Agent for reserve valuation purposes, which, as at the Closing Date, is a 10% discount rate) of the estimated future net revenues attributable to the production of oil or gas (measured by volume unit or BTU equivalent, and not sales price) from the Oil and Gas Properties, as determined by the Administrative Agent based on the price assumptions used by the Administrative Agent as at such date in evaluating its oil and gas loans generally and adjusted to give effect to applicable commodity prices (or caps or floors) under Hydrocarbon Hedge Agreements permitted hereunder and covering such production, provided always that the following additional discount rates shall apply:

Type of Reserves	Additional Discount Rate	Percentage of Reserves to be included when calculating Total Proved Reserves Value
Proved Developed Producing Reserves	N.A.	100%
Proved Developed Non-Producing Reserves	20%	80%
Proved Undeveloped Reserves	80%	20%

“UCC” means the Uniform Commercial Code, as at any time adopted and in effect in the State of New York.

“Warrant Instrument” means an instrument, in form and substance acceptable to the Administrative Agent, granting in favor of the Arranger and Nordkap Bank AG (as additional consideration payable to the Arranger and Nordkap Bank AG to be retained in perpetuity, and not by way of additional Collateral for the Obligations) warrants entitling each of them to acquire on a fully-diluted basis an aggregate of up to 4% of the total issued shares of publicly traded common stock of the Borrower as at the Closing Date (excluding for the purpose of such calculation, any shares of common stock issued by the Borrower in accordance with Section 4.1(t)).

1.2

Other Definitional Provisions.

(a)

Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b)

As used herein and in the other Loan Documents and any certificate or other document made or delivered pursuant hereto or thereto:

(i)

accounting terms relating to the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP;

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(ii)

the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(iii)

the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), and

(iv)

the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties (whether real or personal), including cash, Equity Interests, securities, revenues, accounts, leasehold interests and contract rights.

(c)

The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Article, Schedule, Exhibit and analogous references are to this Agreement unless otherwise specified.

(d)

The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

1.3

Cross References.  Unless otherwise specified, references in a Loan Document to any Article, Section, Schedule, Exhibit or Annex are references to such Article or Section of, or Schedule, Exhibit or Annex to, such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

ARTICLE 2
THE COMMITMENTS AND LOANS

2.1

Establishment of the Credit Facility.

(a)

On the Closing Date, and subject to and upon the terms and conditions of this Agreement and the other Loan Documents, the Lenders agree to establish the Credit Facility for the benefit of the Borrower.

(b)

On the first anniversary of the Closing Date, the Lenders shall determine if the production volumes, revenues, expenses and taxes in respect of the Oil and Gas Properties as at such date are sufficient to merit a conversion of the Credit Facility from a delayed draw term loan facility to a revolving borrowing base facility.  Any such conversion shall be in the discretion of  the Lenders and shall be dependent on (i) the Lenders being satisfied that the Present Value will represent at least 140% of the available amount to be borrowed under such revolving borrowing base facility, (ii) appropriate amendments being made to this Agreement to reflect the conversion of the Credit Facility to a revolving borrowing base facility (such amendments to be in form and substance satisfactory to the Lenders, and to provide, among other things, for periodic re-determinations of the borrowing base and borrowing base financial covenants), and (iii) agreement between the Borrower and the Lenders on a revised Applicable Margin for Loans to be

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made under the revolving borrowing base facility; provided that all costs and expenses (including attorney’s fees) incurred by the Administrative Agent and the Lenders in connection with such conversion shall be borne by the Borrower, and provided further that the Borrower shall not be required to pay any additional fees to the Administrative Agent or the Lenders on account of such conversion.

2.2

Term Loan Commitment.  On or prior to the Commitment Termination Date, each Lender agrees to advance Loans to the Borrower in accordance with and subject to the terms and conditions of this Agreement; provided that no Loan shall be made if, after giving effect thereto, (a) the Aggregate Facility Exposure would exceed the aggregate Commitments of all Lenders at such time, or (b) the Facility Exposure of any Lender would exceed the aggregate amount of such Lender’s Commitment.  Each Loan shall be denominated in Dollars, and each Lender will advance its share of the Loan requested in each Borrowing ratably in accordance with such Lender’s Pro Rata Share of such Borrowing.  No amounts repaid or prepaid with respect to any Loan may be reborrowed.

2.3

Borrowings and Continuations of Loans.

(a)

Borrowings.

(i)

Notice of Borrowing.  Each Borrowing shall be made pursuant to a duly completed and executed irrevocable Notice of Borrowing delivered to the Administrative Agent not later than 11:00 a.m. (London time), four (4) Business Days prior to the requested Borrowing Date.  Each Borrowing shall be in a minimum amount of $500,000 or a whole multiple of $250,000 in excess thereof.  Promptly after receipt of a Notice of Borrowing, the Administrative Agent shall notify each Lender thereof.  Each Lender shall make available to the Administrative Agent not later than 3:00 p.m. (London time) on the requested Borrowing Date in same day funds an amount equal to its Pro Rata Share of such Borrowing.  Subject to fulfillment of the applicable conditions precedent in ARTICLE 4, the Administrative Agent shall, following its receipt of such funds, make the same available to the Borrower at its account with the Administrative Agent or with such other financial institution reasonably approved by the Administrative Agent.

(ii)

Lender Obligations Several.  The failure of any Lender to advance a Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation to do so.  No Lender shall be responsible for the failure of any other Lender to advance a Loan on the requested Borrowing Date.

(b)

Certain Limitations.  Notwithstanding anything to the contrary in clause (a) above:

(i)

after giving effect to all Borrowings, there shall be not more than four (4) different Interest Periods in respect of outstanding Loans under the Credit Facility;

(ii)

no Loan may be continued beyond its then existing Interest Period if a Default under Section 8.1(a) or 8.1(f) or any Event of Default has occurred and is continuing, in which case such Loan shall bear default interest in accordance with Section 2.7(c);

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(iii)

if prior to the first day of any Interest Period, any Lender reasonably determines (which determination shall be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any Applicable Law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan having a rate of interest based on LIBOR, then the Borrower’s right to continue any such Loan and (if the Commitment Termination Date has not then occurred) such Lender’s obligation to advance any such Loan shall be suspended and each outstanding Loan of that Lender having a rate of interest based on LIBOR shall be converted to and maintained as a Loan whose interest rate is based on a rate readily ascertainable by the Administrative Agent on the last day of its then existing Interest Period as the cost of funding such Loan (and which may include the rate as determined by the Administrative Agent to be its internal prime or similar interest rate for such day, with any change in the rate made by the Administrative Agent taking effect on the Business Day following such change) until such Lender notifies the Borrower that the circumstances causing such suspension no longer exist, whereupon the provisions of this Agreement otherwise applicable to the continuation or (if the Commitment Termination Date has not then occurred) advance of Loans having a rate of interest based on LIBOR shall again apply;

(iv)

if prior to the first day of any Interest Period, the Administrative Agent reasonably determines (which determination shall be conclusive and binding on the Borrower) that by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining LIBOR for such Interest Period, then the Borrower’s right to continue any Loan having a rate of interest based on LIBOR and (if the Commitment Termination Date has not then occurred) each Lender’s obligation to advance any such Loan shall be suspended and each such outstanding Loan shall be converted to and maintained as a Loan whose interest rate is based on a rate readily ascertainable by the Administrative Agent on the last day of its then existing Interest Period as the cost of funding such Loan (and which may include the rate as determined by the Administrative Agent to be its internal prime or similar interest rate for such day, with any change in the rate made by the Administrative Agent taking effect on the Business Day following such change) until the Administrative Agent notifies the Borrower that the circumstances causing such suspension no longer exist, whereupon the provisions of this Agreement otherwise applicable to the continuation or (if the Commitment Termination Date has not then occurred) advance of Loans having a rate of interest based on LIBOR shall again apply; and

(v)

if prior to the first day of any Interest Period, the Majority Lenders notify the Administrative Agent that in their reasonable determination (which determination shall be conclusive and binding on the Borrower), LIBOR does not adequately and fairly reflect the cost to the Majority Lenders of advancing or maintaining any Loan for such Interest Period, then the Borrower’s right to continue any such Loan and (if the Commitment Termination Date has not then occurred) each Lender’s obligation to advance any such Loan shall be suspended and each outstanding Loan shall be converted to and maintained as a Loan whose interest rate is based on a rate readily ascertainable by the Administrative Agent on the last day of its then existing Interest Period as the cost of funding such Loan (and which may include the rate as determined by Standard Bank Plc to be its internal prime or similar interest rate for such day, with any change in the rate made by Standard Bank Plc taking effect on the Business Day following such change)

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until the Administrative Agent notifies the Borrower that the circumstances causing such suspension no longer exist, whereupon the provisions of this Agreement otherwise applicable to the continuation or (if the Commitment Termination Date has not then occurred) advance of Loans having a rate of interest based on LIBOR shall again apply.

2.4

Prepayments.

(a)

Optional.

(i)

The Borrower may not voluntarily prepay the Loans at any time prior to the first anniversary of the Closing Date.

(ii)

The Borrower may, at any time after the first anniversary of the Closing Date but prior to the eighteen (18) month anniversary of the Closing Date, voluntarily prepay the Loans, in whole or in part, by delivering to the Administrative Agent no later than 11:00 a.m. (London time) at least five (5) Business Days prior to the proposed prepayment date, irrevocable written notice specifying the proposed prepayment date and the aggregate principal amount of such prepayment; provided that the Borrower shall have delivered to the Administrative Agent no later than the proposed prepayment date, evidence to the Administrative Agent’s reasonable satisfaction of the Borrower having successfully obtained committed financing for its working capital needs in an aggregate amount of at least $50,000,000 through an issuance of Equity Interests or subordinated debt, or through other financing sources reasonably acceptable to the Administrative Agent.  Each such voluntary prepayment shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the aggregate outstanding principal amount of the Loans, as the case may be).  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

(iii)

The Borrower may, at any time after the eighteen (18) month anniversary of the Closing Date, voluntarily prepay the Loans, in whole or in part, by delivering to the Administrative Agent no later than 11:00 a.m. (London time) at least five (5) Business Days prior to the proposed prepayment date, irrevocable written notice specifying the proposed prepayment date and the aggregate principal amount of such prepayment.  Each such voluntary prepayment shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the aggregate outstanding principal amount of the Loans, as the case may be).  If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

(b)

Mandatory.  The Borrower shall make a mandatory prepayment of the Loans in each of the following circumstances:

(i)

Change in Control.  If a Change in Control occurs, the Borrower shall prepay the then outstanding principal amount of the Loans in full within five (5) Business Days of the occurrence of such Change in Control;

(ii)

Excess Cash Flow.  If the Borrower notifies the Administrative Agent that, or if the Administrative Agent reasonably determines that, Excess Cash Flow is present in

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respect of any Fiscal Quarter (commencing with the Fiscal Quarter ending October 31, 2008), the Borrower shall, no later than the ECF Application Date, apply 25% of such Excess Cash Flow in prepayment of the then outstanding principal amount of the Loans;

(iii)

Illegality.  If any Lender notifies the Administrative Agent and the Borrower that the introduction of or any change in or in the interpretation of any Applicable Law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to maintain any Loan outstanding hereunder, then such Lender’s obligation to advance any Loan shall be suspended and the Borrower shall (if not prohibited by Applicable Law) prepay all outstanding Loans of such Lender no later than 11:00 a.m. (London time) on the last day of the then existing Interest Period for such Loans (or within such earlier time as may be required by Applicable Law);

(iv)

Loans Exceed Commitments.  On the date of each reduction of the aggregate Commitments pursuant to Section 2.5, the Borrower agrees to make a prepayment in respect of the outstanding amount of the Loans to the extent, if any, that the aggregate unpaid principal amount of all Loans exceeds the aggregate Commitments as so reduced; and

(v)

Acceleration.  Immediately upon any acceleration of the maturity of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall prepay the principal amount of all outstanding Loans unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so prepaid).

(c)

No Additional Right; Interest; Ratable Prepayment.  The Borrower shall have no right to prepay any Loan except as provided in this Section 2.4, and all notices given pursuant to this Section 2.4 shall be irrevocable and binding upon the Borrower.  Each prepayment of any Loan shall be accompanied by accrued interest on the principal amount prepaid to the date of such prepayment and breakage costs, if any, required to be paid pursuant to Section 3.4.  The amount of each prepayment of any Loan pursuant to Section 2.4(a) and clause (iv) of Section 2.4(b) shall be applied in inverse order to the then remaining scheduled amortization payments in respect of each Lender’s Loans in accordance with its Pro Rata Share.  The amount of each prepayment of any Loan pursuant to Section 2.4(b)(ii) shall be applied on a pro rata basis (based on the amount of amortization payments) to the then remaining scheduled amortization payments in respect of each Lender’s Loans in accordance with its Pro Rata Share.  Notwithstanding anything to the contrary in this Agreement, the Borrower shall not (whether in whole or in part, and whether directly or indirectly) prepay any Loan using the proceeds of any Indebtedness incurred pursuant to Section 7.1(a).

2.5

Reduction of Commitments.  At 1:00 p.m. (London time) on the Commitment Termination Date, the then unused portion of the Commitments (if any) shall be reduced to zero.  Such reduction of the Commitments shall be applied to each Lender’s Commitment in accordance with its Pro Rata Share, and no amount of the Commitments so reduced may be subsequently reinstated.

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2.6

Repayment of Loans.  On each Repayment Date, the Borrower shall repay to the Administrative Agent, for the ratable benefit of the Lenders, the outstanding principal amount of the Loans set forth in the second column of the table below opposite such Repayment Date.

Repayment Date	Principal Amount to be Repaid
October 31, 2008	$1,500,000
January 31, 2009	$1,500,000
April 30, 2009	$1,500,000
July 31, 2009	$1,500,000
October 31, 2009	$1,500,000
January 31, 2010	$1,500,000
April 30, 2010	$1,500,000
July 31, 2010	$1,500,000
October 31, 2010	$1,500,000
Maturity Date	$1,500,000 (or, if less, the remainder of the outstanding principal amount of the Loans)

2.7

Interest.

(a)

Interest.  On each Interest Payment Date, the Borrower shall pay interest accrued in respect of the outstanding principal amount of each Loan at a rate per annum equal during the Interest Period for such Loan to LIBOR for such Interest Period plus the Applicable Margin; provided that if any circumstance in Section 2.3(b)(iii), Section 2.3(b)(iv) or Section 2.3(b)(v) occurs which results in any Loan being maintained on a basis other than LIBOR, the Borrower shall pay interest in respect of the outstanding principal amount of such Loan at a rate per annum equal to the alternative rate identified in Section 2.3(b)(iii), Section 2.3(b)(iv) or Section 2.3(b)(v), as applicable plus the Applicable Margin at the end of each Fiscal Quarter or at such other times as may be reasonably determined by the Administrative Agent.

(b)

Additional Interest; Mandatory Costs.  If any Lender is required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System) or to comply with the requirements of the European Central Bank, the Bank of England, the Financial Services Authority or any other Governmental Authority in connection with the advance or continuation of any Loan, then the Borrower shall pay to such affected Lender additional interest on the unpaid principal amount of such Loan from its effective date until its repayment in full, to compensate such Lender for its cost of compliance therewith.  Such additional interest shall be determined by

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such Lender and notified to the Borrower through the Administrative Agent (such notice to include the calculation of such additional interest, which calculation shall be conclusive in the absence of manifest error).  Any additional interest shall be due and payable on each Interest Payment Date following the date of the Administrative Agent’s notice to the Borrower to pay any such amount.

(c)

Default Interest.  If a Default under Section 8.1(a) or 8.1(f) or an Event of Default shall have occurred and be continuing, then all Loans (whether or not overdue) shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to this Section 2.7 plus an additional 2.00% per annum.  In addition, all amounts (other than the principal amount of the Loans) not paid when due hereunder (including, to the extent permitted by Applicable Law, all overdue interest and fees) shall bear interest at a rate per annum equal to the rate that would have been payable if such overdue amount had been deemed to constitute a Loan with an Interest Period of three (3) months initially borrowed on the date such amount became overdue, plus an additional 2.00% per annum.

(d)

Maximum Interest.  Notwithstanding anything herein to the contrary, payments in respect of interest shall not be required to the extent receipt thereof by any Lender would be contrary to any Applicable Law limiting rates of interest which may be charged or collected by such Lender.  Accordingly, if any transaction contemplated by this Agreement would be usurious under Applicable Law, then this Section 2.7(d) shall govern and control and the aggregate of all consideration which constitutes interest under Applicable Law that is contracted for, charged or received under this Agreement by such Lender shall under no circumstances exceed the maximum amount of interest allowed by Applicable Law, and any excess shall be credited to the Borrower by such Lender (or, if such consideration shall have been paid in full, the Lender shall refund such excess to the Borrower).

2.8

Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee at a per annum rate equal to the Commitment Fee Rate on the average daily unused and uncancelled portion of such Lender’s Commitment, from the Closing Date until the Commitment Termination Date.  The commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter after the Closing Date (and continuing thereafter through and including the Commitment Termination Date) and shall be fully earned and nonrefundable when paid, regardless of whether any Borrowing contemplated by this Agreement is requested.

2.9

Computation of Interest and Fees.  All computations of interest and fees shall be made by the Administrative Agent, on the basis of a year of three hundred and sixty (360) days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable.  Each determination by the Administrative Agent of an interest rate or fee shall be conclusive and binding for all purposes in the absence of manifest error.

2.10

Payment Procedures; Clawback.

(a)

Payments by Borrower; Presumption by Administrative Agent.  The Borrower shall make each payment under this Agreement and under the Loan Documents not later than 11:00 a.m. (London time) on the date due in Dollars to the Administrative Agent at its Funding

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Office, or such other location as the Administrative Agent may designate in writing to the Borrower in same day funds without deduction, set off, or counterclaim of any kind (the “Payment Account”).  The Administrative Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal, interest, fees or any other amounts (other than amounts payable solely to the Administrative Agent, or a specific Lender) ratably to each Lender in accordance with such Lender’s Pro Rata Share at each Lender’s respective Funding Office, in each case to be applied in accordance with the terms of this Agreement.

(b)

Non-Business Day Payments.  If any payment of principal on a Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.  In the case of any extension of any payment of principal on a Loan pursuant to the preceding sentence, interest thereon shall be payable at the applicable interest rate during such extension as determined by the Administrative Agent in its reasonable discretion.  In the case of fees or any other amount under a Loan Document (other than principal or interest) that becomes due and payable on a day other than a Business Day, such amount shall be payable on the next succeeding Business Day.

2.11

Evidence of Indebtedness.  The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in accordance with its usual practice in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive and binding for all purposes in the absence of manifest error in the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

2.12

Sharing of Payments by Lenders.  If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise) on account of its Loans in excess of its Pro Rata Share, such Lender (the “Purchasing Lender”) shall promptly notify the Administrative Agent to such effect and forthwith purchase from the other Lenders participations in their Loans as shall be necessary to cause the Purchasing Lender to share the excess payment received ratably with the other Lenders; provided however, that if all or any portion of such excess payment is thereafter recovered by each other Lender, the Purchasing Lender’s purchase from such other Lender shall be rescinded and such other Lender shall repay to the Purchasing Lender the purchase price to the extent of its Pro Rata Share of such recovery.  The Borrower agrees that any Purchasing Lender that purchases a participation from another Lender may, to the fullest extent permitted by Applicable Law, exercise all its

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rights of payment (including the right of set off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

ARTICLE 3
TAXES AND YIELD PROTECTION

3.1

Taxes.

(a)

No Deduction for Certain Taxes.  Any and all payments by the Borrower shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision of the jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”) and, in the case of each Lender, Taxes by the jurisdiction of such Lender’s Funding Office or any political subdivision of such jurisdiction.  If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 3.1), such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions; and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

(b)

Other Taxes.  In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes, or the other Loan Documents (hereinafter referred to as “Other Taxes”).

(c)

Indemnification for Taxes.  THE BORROWER INDEMNIFIES EACH LENDER AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES OR OTHER TAXES (INCLUDING ANY TAXES OR OTHER TAXES IMPOSED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS SECTION 3.1) PAID BY SUCH LENDER OR THE ADMINISTRATIVE AGENT (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING INTEREST, PENALTIES AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED.  EACH PAYMENT REQUIRED TO BE MADE BY THE BORROWER IN RESPECT OF THIS INDEMNIFICATION SHALL BE MADE TO THE ADMINISTRATIVE AGENT FOR THE BENEFIT OF ANY PARTY CLAIMING SUCH INDEMNIFICATION WITHIN THIRTY (30) DAYS FROM THE DATE THE BORROWER RECEIVES WRITTEN DEMAND THEREFOR FROM THE ADMINISTRATIVE AGENT ON BEHALF OF ITSELF AS ADMINISTRATIVE AGENT OR ANY SUCH LENDER.

3.2

Increased Costs.

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(a)

Change in Law.  If, due to either (i) the introduction of or any change in or in the interpretation of any Applicable Law or (ii) the compliance with any guideline or request from any Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding, or maintaining any Loan (whether as a result of any consequent change in its basis of taxation, any consequent introduction of additional regulatory fees or deposits or otherwise), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), immediately pay to the Administrative Agent for the account of such Lender such additional amounts as shall be sufficient to compensate such Lender for such increased cost.  A certificate as to the amount of such increased cost and detailing the calculation of such cost submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes in the absence of manifest error.

(b)

Capital Adequacy.  If any Lender determines in good faith that compliance with any Applicable Law or any guideline or request from any Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender’s Commitment, then, upon ten (10) days’ prior written notice by such Lender (with a copy of any such demand to the Administrative Agent), the Borrower shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, such additional amounts as shall be sufficient to compensate such Lender, in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender’s Commitment.  A certificate as to such amounts and detailing the calculation of such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes in the absence of manifest error.

(c)

Clawback.  Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.2 shall not constitute a waiver of such Lender’s right to demand such compensation.

3.3

Mitigation Obligations.  If any Lender requests compensation under Section 3.1 or Section 3.2, then such Lender shall use reasonable efforts to designate a different Funding Office for funding or booking its Loans, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable by the Borrower pursuant to Section 3.1 or Section 3.2 in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided that such costs and expenses incurred by any Lender in connection with any such designation or assignment are not greater than amounts payable under Section 3.1 or Section 3.2.

3.4

Breakage Costs.  The Borrower agrees to indemnify each Lender on demand for, and to hold each Lender harmless from, any Tax, loss or expense that such Lender may sustain or incur as a consequence of (a) the Borrower’s failure to borrow or continue any Loan after requesting the same, (b) the Borrower’s failure to make any prepayment of Loans after the Borrower has given a notice thereof or (c) the making of a prepayment of Loans on a day that is not the last day of an Interest Period with respect thereto.  Such indemnification may include an amount equal to the excess, if any, of (i) the

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amount of interest that would have accrued on the amount so prepaid, or not so borrowed or continued, for the period from the date of such prepayment or of such failure to borrow or continue to the last day of such Interest Period (or, in the case of a failure to borrow or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market.  A certificate as to any amounts payable pursuant to this Section 3.4 submitted to the Borrower by such Lender shall be conclusive and binding for all purposes in the absence of manifest error.

3.5

Survival.  All of the Borrower’s obligations under this ARTICLE 3 shall survive the termination of the Commitments and the payment in full of the Obligations.

ARTICLE 4
CONDITIONS PRECEDENT

4.1

Conditions to Closing.  The agreement of the Lenders to fund the Initial Borrowing is subject to the satisfaction of the following conditions precedent:

(a)

Credit Agreement.  The Administrative Agent shall have received this Agreement, duly executed and delivered by the parties thereto.

(b)

Notes.  The Administrative Agent shall have received from the Borrower a duly executed and delivered Note in favor of each Lender.

(c)

Security Agreement.  The Administrative Agent shall have received the Security Agreement, duly executed by the Borrower and each of its Subsidiaries, as applicable, together with:

(i)

UCC financing statements (Form UCC-1), in proper form for filing, naming the Borrower (or its Subsidiary, as applicable) as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to obtain a Perfected Security Interest pursuant to such Security Agreement; and

(ii)

proper Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (including, in connection with the Existing Credit Agreement, NGPC Asset Holdings LP) in any collateral described in such Security Agreement previously granted by any Person together with such other Form UCC-3 termination statements as the Administrative Agent may request from the Borrower.

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(d)

Mortgages.  The Administrative Agent shall have received the Mortgages, duly executed by the Borrower and each of its Subsidiaries, as applicable, together with:

(i)

evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgages as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien against the Oil and Gas Properties purported to be encumbered thereby;

(ii)

favorable mortgagee’s title opinions in favor of the Administrative Agent and the Lenders (in form and substance and issued by title counsel satisfactory to the Administrative Agent) with respect to the Oil and Gas Properties purported to be encumbered by the Mortgages, and setting forth the respective working interests and net revenue interests of the Borrower and its Subsidiaries in such Oil and Gas Properties and opining that the Borrower’s and its Subsidiaries’ title to such Oil and Gas Properties is valid, good and marketable, and that the interests created by the Mortgages constitute Perfected Security Interests thereon free and clear of all defects and encumbrances other than as provided in Section 7.2; and

(iii)

true and correct copies, certified by the Borrower, of all Mortgage Consents required for the grant of a Perfected Security Interest in respect of the Oil and Gas Properties purported to be encumbered by the Mortgages.

(e)

Designated Hedge Agreement.  The Administrative Agent shall have received a Designated Hedge Agreement entered into in connection with Section 6.14 hereof, duly executed and delivered by the parties thereto.

(f)

Fee Letter; Other Loan Documents.  The Administrative Agent shall have received the Fee Letter and each other Loan Document required to be delivered on the Closing Date, duly executed and delivered by the parties thereto.

(g)

Warrant Instrument.  The Administrative Agent shall have received the Warrant Instrument, duly executed and delivered by the parties thereto.

(h)

Overriding Royalty Interest Agreement.  The Administrative Agent shall have received (i) evidence to its satisfaction concerning the termination of that certain Agreement Concerning Overriding Royalty Interests dated on or about November 28, 2006 between (among others) the Borrower and NGP Capital Resources Company, a Maryland corporation, and (ii) the Overriding Royalty Interest Agreement, duly executed and delivered by the parties thereto.

(i)

Offtake Agreements; Offtaker Consents.  The Administrative Agent shall have received (i) a duly executed copy of each Offtake Agreement in effect as of the Closing Date, and (ii) an Offtaker Consent in respect of each Offtake Agreement in effect as of the Closing Date, duly executed by the Borrower (or its relevant Subsidiary party thereto).

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(j)

Governmental Authorizations.  The Administrative Agent shall have received evidence to its reasonable satisfaction that all governmental authorizations and third party consents necessary in connection with the transactions contemplated by the Loan Documents have been obtained and are in full force and effect.

(k)

Independent Reserves Report.  The Administrative Agent shall have received an Independent Reserves Report dated as of May 1, 2007 in respect of the Oil and Gas Properties, and the findings contained therein shall be acceptable to the Administrative Agent.

(l)

Insurance Certificates.  The Administrative Agent shall have received certificates evidencing the existence of all insurance policies required to be maintained by the Borrower and its Subsidiaries pursuant to Section 6.8 and designating the Administrative Agent as the loss payee and an additional insured in respect of all such property insurance and liability policies respectively.

(m)

Resolutions, etc.  The Administrative Agent shall have received from each Obligor, as applicable, (1) a copy of a good standing certificate (or, if such concept does not exist under the laws of such Obligor’s jurisdiction of organization, a reasonable equivalent to the extent available or practicable) in respect of such Obligor, dated a date reasonably close to the Closing Date, and (2) a certificate, dated the Closing Date, duly executed and delivered by an Authorized Officer for such Obligor as to:

(i)

resolutions of each such Obligor’s board of directors (or other managing body) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Obligor and the transactions contemplated hereby and thereby;

(ii)

the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document to be executed by such Obligor; and

(iii)

the full force and validity of each Organic Document of such Obligor and attaching copies thereof.

(n)

Due Diligence.  The Administrative Agent and its legal counsel shall have completed, and be satisfied in all respects with the scope and results of, its due diligence investigation of the business, assets (including the Borrower’s rights under the Offtake Agreements), management, operations and prospects of the Obligors and contingent liabilities and obligations of the Obligors.

(o)

Fees, Expenses, etc.  The Administrative Agent shall have received for its own account and for the account of each Lender, as applicable, (i) all fees, costs and expenses due and payable pursuant to the Fee Letter and Section 2.8, and (ii) all costs and expenses due and payable pursuant to Section 11.5 for which invoices have been presented.

(p)

Legal Opinions.  The Administrative Agent shall have received a favorable legal opinion, each to be dated on or about the Closing Date and in form and substance satisfactory to

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the Administrative Agent, from (i) Stoel Rives LLP, Washington counsel to the Administrative Agent, (ii) Shore West Freeman PC, Texas counsel to the Borrower, (iii) Jones, Walker, Waechter, Poitevent, Carrère & Denègre  L.L.P., Louisiana counsel to the Borrower, and (iv) Jones Day, special New York and English counsel to the Administrative Agent.

(q)

Know your Customer Documentation.  The Administrative Agent shall have received, and be satisfied in form and substance with, (i) all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, the United Kingdom Proceeds of Crime Act 2002 and the United Kingdom Money Laundering Regulations 2003, and (ii) the results of background reference checks on the Borrower’s directors and members of senior management.

(r)

Environmental Report.  The Administrative Agent shall have received a copy of each environmental impact assessment report submitted to the applicable Governmental Authorities in respect of the Oil and Gas Properties, and shall further be satisfied with the Borrower’s compliance with Environmental Laws.

(s)

Employment Contracts.  The Administrative Agent shall have received a true and correct copy, certified by the Borrower, of each Employment Contract.

(t)

Equity Contribution.  The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, confirming an issuance of additional Equity Interests yielding Net Cash Proceeds in an aggregate amount equal to at least $3,000,000 since September 6, 2007, and (if such Net Cash Proceeds have since been applied by the Borrower) the uses to which such Net Cash Proceeds have been applied, such uses to be satisfactory to the Administrative Agent.

(u)

Business Plan.  The Administrative Agent shall have received a business plan of the Borrower for each of its Fiscal Years ending April 30, 2008 through and including April 30, 2011, such business plan to contain monthly projections as to its Capital Expenditure and Consolidated Net Income for each of such Fiscal Years and information on such other major commercial items as the Administrative Agent may request, and to otherwise be in form and substance satisfactory to the Administrative Agent.

(v)

Payment of Outstanding Indebtedness; Release of Liens.  The Administrative Agent shall be satisfied that all Indebtedness in respect of the Existing Credit Agreement will be paid in full, that all Liens securing such Indebtedness will be released prior to or contemporaneously with the advance of the Loans making up the Initial Borrowing and that there shall exist no Liens on the Collateral other than as permitted pursuant to Section 7.2.

(w)

Miscellaneous.  The Administrative Agent shall have received such other documents and information reasonably requested by it in connection with the transactions contemplated by the Loan Documents.

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4.2

All Loans.  Prior to the Commitment Termination Date, the obligation of each Lender to make or continue any Loan shall be subject to the satisfaction of each of the following conditions precedent:

(a)

Compliance with Warranties, No Default, etc.   The following statements shall be true and correct both before and after giving effect to any Loan:

(i)

the representations and warranties in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(ii)

no Default or Event of Default shall have then occurred and be continuing, or could reasonably be expected to occur.

(b)

Satisfactory Legal Form; Delivery.  All documents required to be delivered pursuant to Section 2.3(a)(i) shall have been duly executed and delivered to the Administrative Agent by or on behalf of the Borrower and shall be satisfactory in form and substance to the Administrative Agent.

(c)

Subsequent Borrowings.  Each Borrowing (other than the Initial Borrowing) up to the amount of the total Commitments shall only be made if:

(i)

the Total Proved Reserves Value will be equal to, or greater than, $18,750,000 on the proposed Borrowing Date;

(ii)

the Administrative Agent is satisfied that the Loans to be advanced as part of such Borrowing will be applied strictly to finance approved Development Activities in accordance with the Approved Capex and Operating Budget; and

(iii)

the Notice of Borrowing is accompanied by work orders, invoices, and such other supporting documentation justifying the purposes for which such Borrowing will be used, in each case in form and substance satisfactory to the Administrative Agent.

4.3

Condition Subsequent.  The Borrower shall ensure that (a) an Offtaker Consent in respect of each Offtake Agreement in effect as of the Closing Date is duly acknowledged by the relevant Offtaker within thirty (30) days of the Closing Date, and (b) it performs its obligations under the Post-Closing Letter within the time periods specified therein.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Arranger and the Administrative Agent to enter into this Agreement, each Obligor hereby makes the following representations and warranties in this ARTICLE 5:

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5.1

Existence; Subsidiaries.  Each Obligor is duly organized, validly existing and in good standing (if such concept exists under the laws of such Obligor’s jurisdiction of organization) under the laws of its jurisdiction of formation, and is qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification.

5.2

Capacity; Authorization; Non-Contravention.  The execution, delivery, and performance by each Obligor of each Loan Document to which it is a party and the consummation of the transactions contemplated thereby (a) are within such Obligor’s corporate powers, (b) have been duly authorized by all necessary corporate action, (c) do not contravene such Obligor’s constitutional documents or any Applicable Law or Contractual Obligation of such Obligor, and (d) will not result in the creation or imposition of any Lien prohibited by this Agreement.

5.3

Governmental Authorizations; Other Consents.  Other than any filing required to be made in connection with the perfection of the Liens under the Security Documents, no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution and delivery by each Obligor of each Loan Document to which it is a party, the performance of its obligations thereunder or the consummation of the transactions contemplated thereby.

5.4

Binding Effect.  Each Loan Document to which an Obligor is a party has been duly executed and delivered by such Obligor, and constitutes a legal, valid, and binding obligation of such Obligor, enforceable against it in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally and by general principles of equity.

5.5

Financial Statements; No Material Adverse Effect.  The Borrower has delivered to the Administrative Agent a copy of its audited financial statements for the Fiscal Year ending April 30, 2007, and such financial statements are accurate and complete in all material respects and present fairly the financial condition of the Borrower in accordance with GAAP.  As of the date of its most recently delivered audited financial statements, there were no material contingent obligations, liabilities for taxes, unusual forward or long term commitments, or unrealized or anticipated losses of the Borrower (except as disclosed therein) for which adequate reserves have not been set aside in accordance with GAAP.  Since the date of its most recently delivered audited financial statements, there has not been any event or circumstance that could reasonably be expected to have a Material Adverse Effect.

5.6

Disclosure.  All factual information (excluding estimates) furnished or to be furnished by or on behalf of any Obligor to the Administrative Agent or any Lender in connection with this Agreement or any other Loan Document is and will be accurate and complete in all material respects on the date as of which such information is or will be furnished, and does not and will not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained therein not misleading at such time.  All projections, estimates and pro forma financial information furnished or to be furnished by or on behalf of any Obligor to the Administrative Agent or any Lender is and will be prepared on the basis of assumptions, data, information, tests, or conditions believed in good faith to be reasonable at the time such projections, estimates, and pro forma financial information is or will be furnished.

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5.7

Litigation.  Except as specified in Item 5.7 of the Disclosure Schedule, to the best of each Obligor’s knowledge after due inquiry, there is no pending or threatened action or proceeding involving a potential claim in an amount exceeding $200,000 against any Obligor before any court, Governmental Authority or arbitrator which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity, binding effect or enforceability of any Loan Document.  To the best of each Obligor’s knowledge after due inquiry, there is no pending or threatened action or proceeding instituted against any Obligor which seeks to adjudicate such Obligor as bankrupt or insolvent, or which seeks its liquidation, winding up, reorganization, or which seeks a composition of its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization, or relief of debtors, or which seeks the entry of an order for the appointment of a receiver, trustee or other similar official for such Obligor or for any substantial part of its property.

5.8

No Default.  No Obligor is in default under or with respect to (a) any Offtake Agreement, or (b) any other Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.9

Ownership of Properties.  Each of the Borrower and its Subsidiaries has good and marketable title to, or valid license, leasehold or other rights in, each of its Oil and Gas Properties and all of its other property necessary for the conduct of its business as is customary in the oil and gas exploration and production industry.  The property of each of the Borrower and its Subsidiaries necessary for the ordinary conduct of its business is in good repair, working order and condition (ordinary wear and tear excepted) and has not been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, hurricane, accident, strike or other labor disturbance, embargo, requisition, expropriation, cancellation of contracts, permits, or concessions by a Governmental Authority, riot, activities of armed forces, acts of god or any public enemy.

5.10

Liens.  Other than as permitted pursuant to Section 7.2, none of the property of the Borrower or any of its Subsidiaries is subject to any Lien.   All filings, recordings, registrations, third party consents and other actions or any of its Subsidiaries necessary to create and perfect the Liens provided for in the Security Documents have been or will be made, obtained and taken in all relevant jurisdictions in a timely manner, and the provisions of the Security Documents are effective to create a Perfected Security Interest (subject to the Liens permitted by Section 7.2) on all right, title and interest of the respective Obligors in the Collateral described therein.

5.11

Compliance with Law.  Each Obligor is in compliance with all Applicable Law, except to the extent any non-compliance could not reasonably be expected to have a Material Adverse Effect.  Without prejudice to the foregoing, each Obligor has obtained all necessary approvals for the ownership of its properties and the conduct of its business (including any necessary approvals from the Federal Energy Regulatory Commission, the United States Minerals Management Service and the United States Bureau of Land Management).

5.12

Environmental Compliance.  Without prejudice to Section 5.11, each of the Borrower and its Subsidiaries has obtained all permits under Environmental Law necessary for the exercise of its rights with respect to, and operation of, its properties and the conduct of its business, and has at all times been

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and is in compliance with all applicable Environmental Law, except to the extent noncompliance could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  Except as disclosed in Item 5.12 of the Disclosure Schedule:

(a)

the Oil and Gas Properties do not contain, and have not previously contained, any Hazardous Material in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could reasonably be expected to give rise to an Environmental Liability;

(b)

neither the Borrower nor any of its Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Oil and Gas Properties, nor does any Obligor have knowledge or reason to believe that any such notice will be received or is being threatened;

(c)

no Hazardous Materials have been transported or disposed of from the Oil and Gas Properties in violation of, or in a manner or to a location that could give rise to an Environmental Liability under, any Environmental Law, nor has any Hazardous Material been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to an Environmental Liability;

(d)

there has been no Release or threat of Release of any Hazardous Material at or from the Oil and Gas Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Oil and Gas Properties, in violation of or in amounts or in a manner that could reasonably be expected to give rise to an Environmental Liability;

(e)

the Oil and Gas Properties and all operations at the Oil and Gas Properties are in compliance, and have in the last five (5) years (or, if the Oil and Gas Properties have not been owned by the Borrower for more than five (5) years, have since the date they were owned by the Borrower) been in compliance, with all applicable Environmental Law, and there is no contamination at, under or about the Properties nor is there a violation of any Environmental Law with respect to the Oil and Gas Properties that could reasonably be expected to give rise to an Environmental Liability; and

(f)

neither the Borrower nor any of its Subsidiaries has assumed any liability of any other Person under Environmental Law.

5.13

Insurance.  The properties of the Borrower and each of its Subsidiaries are insured with financially sound and reputable insurance companies (not being Affiliates thereof), in such amounts, with such deductibles and covering such risks as are customarily maintained by Persons engaged in a similar business, owning similar properties and operating in similar localities where the Borrower and each of its Subsidiaries is based.

5.14

Use of Proceeds; Federal Regulations.  Each Loan will be used by the Borrower for the purposes described in Section 6.11.  The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of

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Governors of the Federal Reserve System), and no Loan will be used to purchase or carry any margin stock in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

5.15

Labor Matters.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a)

there are no strikes or other labor disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of any Obligor, threatened;

(b)

hours worked by and payment made to employees of the Borrower and each of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other Applicable Law dealing with such matters; and

(c)

all payments due from the Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the Borrower or the relevant Subsidiary.

5.16

Investment Company Act.  No Obligor is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended from time to time.  No Obligor is subject to regulation under any Applicable Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness or grant any Lien or that would or might adversely affect the legality or enforceability against any Obligor of any of its obligations under any of the Loan Documents.

5.17

Taxes.  The Borrower and each of its Subsidiaries has, timely (a) filed or caused to be filed all U.S. federal, state and local, non-U.S. and other tax returns that it is required to file and (b) paid all taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, other than any tax, fee or other charge the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the applicable company.  All tax returns referred to in clause (a) above are true, correct and complete in all material respects.  The Borrower and each of its Subsidiaries has made adequate provision in accordance with GAAP for all taxes not yet due and payable.  Neither the Borrower nor any of its Subsidiaries is aware of any proposed or pending tax assessments, deficiencies or audits that could be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.  No Lien for taxes of the Borrower or any of its Subsidiaries has been filed..

5.18

ERISA.  Neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five (5) year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan that could, individually or considered in the aggregate with any other events or circumstances, reasonably be expected to have a Material Adverse Effect, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code.  No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Single Employer Plan has arisen that could, individually or considered in the aggregate with any other events or circumstances, reasonably be expected to have a Material Adverse Effect, during such five (5) year period.  Except as could not,

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individually or considered in the aggregate with any other events or circumstances, reasonably be expected to result in a Material Adverse Effect, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits.  Neither any Obligor nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a liability under ERISA that could reasonably be expected to have a Material Adverse Effect, and neither any Obligor nor any Commonly Controlled Entity would become subject to any liability under ERISA that could, individually or considered in the aggregate with any other events or circumstances reasonably be expected to have a Material Adverse Effect, if any such Obligor or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.  No such Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA) or insolvent (within the meaning of Section 4245 of ERISA).

5.19

Subsidiaries.  Item 5.19 of the Disclosure Schedule sets forth as of the Closing Date the name and jurisdiction of organization of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by any Obligor and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments qualifying shares of any nature relating to any Equity Interests of any Obligor or any Subsidiary, except as permitted by the Loan Documents.  As of the Closing Date, no Subsidiary of the Borrower is a Restricted Subsidiary.

5.20

Solvency.  Both before and after giving effect to any Loan, each Obligor is and will be, individually and together with its Subsidiaries on a Consolidated basis, Solvent.

5.21

Hedge Agreements.  Item 5.21 of the Disclosure Schedule contains a true, correct and complete list of all Hedge Agreements (other than any Designated Hedge Agreements) to which the Borrower and any of its Subsidiaries is a party.

5.22

Offtake Agreements.  Item 5.22 of the Disclosure Schedule contains a true, correct and complete list of all Offtake Agreements.  Each Offtake Agreement has been duly executed and delivered by the parties thereto, and constitutes a legal, valid and binding obligation of the parties thereto, enforceable against them in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally and by general principles of equity.  The Borrower and each of its Subsidiaries (as applicable) are in compliance with their obligations under the Offtake Agreements.

5.23

Overriding Royalty Interest Agreement.  Other than as expressly set forth therein, the royalty interest conveyed by the Overriding Royalty Interest Agreement is free and clear of any and all Liens, competing contractual interests and other conditions.

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ARTICLE 6
AFFIRMATIVE COVENANTS

Each Obligor covenants with the Administrative Agent that, until all Commitments have been terminated and all Obligations (other than contingent Obligations not then due and payable) have been paid in full, it shall, and shall cause each of its Subsidiaries to, perform the obligations in this ARTICLE 6.

6.1

Financial Statements.

(a)

Annual Financial Statements.  As soon as available, but in any event within one hundred and five (105) days after the end of each Fiscal Year, commencing with the Fiscal Year ending April 30, 2008, the Borrower shall deliver to the Administrative Agent (with sufficient copies for each Lender) a copy of the audited Consolidated and Consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related audited Consolidated and Consolidating statements of income and of cash flows for such Fiscal Year, setting forth in comparative form the figures for the previous Fiscal Year, reported on without a going concern or like qualification or exception, or qualification arising out of the scope of the audit, by a firm of independent certified public accountants reasonably acceptable to the Administrative Agent.

(b)

Quarterly Financial Statements.  As soon as available, but in any event not later than fifty (50) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending January 31, 2009, the Borrower shall deliver to the Administrative Agent (with sufficient copies for each Lender) the unaudited Consolidated and Consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related unaudited Consolidated and Consolidating statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form, if available, the figures for the previous Fiscal Quarter, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

(c)

Monthly Financial Statements.  No later than fifteen (15) Business Days after the end of each of the first twelve (12) months after the Closing Date, commencing with November 30, 2007, the Borrower shall deliver to the Administrative Agent (with sufficient copies for each Lender) an unaudited Consolidated and Consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related unaudited Consolidated and Consolidating statements of income and of cash flows for such month and the portion of the Fiscal Year through the end of such month, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

(d)

GAAP Reporting.  All financial statements required to be delivered pursuant to Section 6.1(a) and Section 6.1(b) shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein.

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(e)

Compliance Certificate.  Concurrently with the delivery of the financial statements pursuant to Section 6.1(a) and Section 6.1(b), the Borrower shall deliver to the Administrative Agent (and, if requested by the Administrative Agent, with sufficient copies for each Lender) a Compliance Certificate containing the information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of Section 7.16 and certifying as to the representations and warranties in each Loan Document and that no Default or Event of Default shall have then occurred and be continuing or shall be likely to occur.

6.2

Information on Oil and Gas Properties.

(a)

Reserves Reporting.

(i)

Independent Reserves Report.  Within ninety (90) days after the end of each Fiscal Year, the Borrower shall deliver to the Administrative Agent an Independent Reserves Report dated effective as of the Fiscal Year then ended.  For the avoidance of doubt, the cost of preparing each Independent Reserves Report shall be borne by the Borrower.

(ii)

Internal Reserves Report.  Within forty-five (45) days after the end of each Fiscal Quarter ending October 31, the Borrower shall deliver to the Administrative Agent an Internal Reserves Report dated effective as of such Fiscal Quarter then ended.  The Borrower shall ensure that each Internal Reserves Report and any other information delivered in connection therewith is true and correct in all material respects.

(b)

Production Forecast.  Within forty-five (45) days after the end of each Fiscal Quarter, the Borrower shall deliver to the Administrative Agent a Hydrocarbon production forecast in form and substance satisfactory to the Administrative Agent.  Such production forecast shall contain the Borrower’s good faith projections for production volumes, revenues, expenses and taxes in respect of the Oil and Gas Properties for the immediately following twelve (12) month period, and the underlying assumptions and data used in preparing the same.

(c)

Production Report.  Within forty-five (45) days after the end of each Fiscal Quarter, the Borrower shall deliver to the Administrative Agent a Hydrocarbon production report in form and substance satisfactory to the Administrative Agent.  Such production report shall contain information regarding the actual production volumes, revenues, expenses and taxes in respect of the Oil and Gas Properties for the Fiscal Quarter most recently ended.

(d)

Approved Capex and Operating Budget.  No later than fourteen (14) days prior to the end of each calendar month, the Borrower shall deliver to the Administrative Agent an Approved Capex and Operating Budget for the immediately following twelve (12) month period.

(e)

Withdrawals from Collection Account.  No later than fourteen (14) days prior to the end of each calendar month, commencing with the calendar month ending January 31, 2008, the Borrower shall deliver to the Administrative Agent a statement, certified by a Responsible Officer of the Borrower as being correct and complete, showing (i) the aggregate amount withdrawn by the Borrower pursuant to Section 6.13(c)(vi) during the previous calendar month,

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and (ii) a line-item breakdown of the working capital and general and administrative purposes to which such amount was applied by the Borrower.

6.3

Notices.  The Borrower shall furnish to the Administrative Agent the following notices within the time periods specified below:

(a)

notice of any Default, Event of Default, or default under or termination of any Offtake Agreement, Material Contract or Employment Contract, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence;

(b)

notice of the commencement of, or any material adverse development with respect to, any litigation, investigation or proceeding involving a potential claim in an amount exceeding $200,000 against any Obligor, that if adversely determined, could reasonably be expected to have a Material Adverse Effect, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence;

(c)

notice of (i) the occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Single Employer Plan, the creation of any Lien in favor of the PBGC or a Single Employer Plan or any withdrawal from, or the termination, reorganization (within the meaning of Section 4241 of ERISA) or Plan Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or any Obligor or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, reorganization (within the meaning of Section 4241 of ERISA) or Plan Insolvency of, any Single Employer Plan, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence;

(d)

notice of the receipt of any summons or citation concerning any violation or alleged violation of Environmental Law involving an Obligor that could reasonably be expected to have a Material Adverse Effect, or which seeks to impose any Environmental Liability on an Obligor that could reasonably be expected to have a Material Adverse Effect, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence;

(e)

notice of the occurrence of any Disposal of assets or property for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.4(b)(i), as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence;

(f)

notice of any Offtake Agreement entered into after the Closing Date, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after such Offtake Agreement is entered into;

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(g)

notice of any Subsidiary becoming a Restricted Subsidiary, or of the creation or acquisition of any Restricted Subsidiary by the Borrower or any Restricted Subsidiary, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence;

(h)

notice of any significant adverse change in the Borrower’s or any Subsidiary’s relationship with, or any significant event or circumstance that in the Borrower’s reasonable judgment is likely to adversely affect the Borrower’s or any Subsidiary’s relationship with, (i) any customer (or related group of customers) representing more than 15% of the Borrower’s consolidated revenues during its most recent Fiscal Year or (ii) any supplier that is material to the operations of the Borrower and its Subsidiaries considered as an entirety, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence; and

(i)

notice of any other development or event that has had or could reasonably be expected to have a Material Adverse Effect, as soon as possible after the occurrence thereof and in any event within five (5) Business Days after the Borrower knows or ought reasonably to have known of such occurrence.

Each notice pursuant to this Section 6.3 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and (except in the case of each notice with respect to Section 6.3(e)) stating what action the Borrower or the relevant Obligor proposes to take with respect thereto.  In addition, each notice delivered pursuant to this Section 6.3 shall also include, to the extent instructed by the Administrative Agent, copies of all material documentation relating to the applicable occurrence or event.

6.4

Payment of Obligations.  Each Obligor shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except to the extent any amount or validity thereof is being contested in good faith and for which adequate reserves in accordance with GAAP shall have been set aside.

6.5

Preservation of Existence.  Except for any merger, consolidation, amalgamation or other change in corporate form permitted under the proviso to Section 7.5, each Obligor shall preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights necessary or desirable in the normal conduct of its business.

6.6

Compliance with Contractual Obligations and Law; Offtake Agreements.

(a)

Each Obligor shall comply with its Contractual Obligations (including its obligations under each Offtake Agreement, each Material Contract and each Employment Contract) and all Applicable Law (including all Environmental Law), except to the extent that failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)

With respect to each Offtake Agreement to be entered into after the Closing Date, the Borrower shall ensure that such Offtake Agreement contains provisions allowing the Borrower

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and its Subsidiaries (as applicable) to assign any rights to payment thereunder for the ratable benefit of the Secured Parties to secure the payment in full of the Obligations and to require each counterparty thereto to remit payments thereunder to a Collection Account; provided that the Borrower and its Subsidiaries (as applicable) shall not be obliged to include any such provisions in an Offtake Agreement if to do so could reasonably be expected to materially prejudice their ability to conclude and enter into such Offtake Agreement or other Offtake Agreements.

6.7

Maintenance of Properties.  The Borrower and each of its Subsidiaries shall maintain, preserve, protect and keep all of its respective property (other than property that is determined in its commercially reasonable, good faith judgment to be obsolete, worn out, depleted or economically inefficient) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements to ensure the proper conduct of its business at all times.

6.8

Maintenance of Insurance.  The Borrower and each of its Subsidiaries shall maintain insurance in respect of their respective properties and businesses with financially sound and reputable insurance companies (not being Affiliates of any Obligor), in such amounts, with such deductibles and covering such risks as are customarily maintained by Persons engaged in a similar business, owning similar properties and operating in similar localities where the Borrower and each of its Subsidiaries is based.  Without limiting the foregoing, all such insurance policies shall name the Administrative Agent as loss payee (in the case of property insurance) or as additional insured (in the case of liability insurance), and provide that no cancellation or modification of the policies will be made without thirty (30) days’ prior written notice to the Administrative Agent and be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents and/or reasonably specified from time to time by the Administrative Agent (acting in consultation with the Insurance Advisor).

6.9

Books and Records; Board Meetings.  The Borrower and each of its Subsidiaries shall maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.

6.10

Inspection Rights.  The Borrower and each of its Subsidiaries shall permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired upon reasonable advance notice to the Borrower (but, so long as no Event of Default shall have occurred and be continuing, no more than twice in any calendar year); provided however, that if an Event of Default has occurred and is then continuing, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

6.11

Use of Proceeds.

(a)

The Borrower shall apply the proceeds of the Initial Borrowing as follows:

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(i)

an amount of up to $6,500,000 shall be applied to refinance Indebtedness under the Existing Credit Agreement;

(ii)

an amount of up to $500,000 shall be applied to satisfy any payments due from the Borrower to NGP Capital Resources Company, a Maryland corporation, arising from the termination of that certain Agreement Concerning Overriding Royalty Interests dated on or about November 28, 2006 between (among others) the Borrower and NGP Capital Resources Company;

(iii)

an amount of up to $4,500,000 shall be applied towards activities (including Development Activities) approved by the Administrative Agent to be conducted in accordance with the Approved Capex and Operating Budget;

(iv)

to fund the Debt Service Reserve Amount for the first Interest Period hereunder;

(v)

to pay the closing costs, expenses and fees owed by the Borrower to the Arranger, the Administrative Agent and the Lenders in connection with the transactions contemplated by this Agreement and the Loan Documents.

(b)

The Borrower shall apply the proceeds of each subsequent Borrowing as follows:

(i)

for its working capital and general and administrative purposes; and

(ii)

to finance approved Development Activities to be conducted in accordance with the Approved Capex and Operating Budget.

6.12

Additional Collateral; Additional Subsidiaries, etc.

(a)

With respect to any property acquired or owned after the Closing Date by the Borrower or any Restricted Subsidiary (other than any such property acquired or owned in connection with the development of any project on a limited recourse financing basis) as to which a Perfected Security Interest does not exist, the Borrower or such Restricted Subsidiary (as the case may be) shall promptly notify the Administrative Agent thereof and:

(i)

execute and deliver to the Administrative Agent such amendments to the Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant a Perfected Security Interest in such property (to the extent of the Borrower’s or its Restricted Subsidiary’s interest therein);

(ii)

take all actions necessary or advisable, or reasonably requested by the Administrative Agent, to grant a Perfected Security Interest in such property (to the extent of the Borrower’s, or its Restricted Subsidiary’s interest therein); and

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(iii)

deliver to the Administrative Agent customary legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, satisfactory to the Administrative Agent.

(b)

With respect to any Restricted Subsidiary, and any Restricted Subsidiary created or acquired after the Closing Date by the Borrower or any Restricted Subsidiary, the Borrower or such Restricted Subsidiary (as the case may be) shall promptly:

(i)

execute and deliver to the Administrative Agent such amendments to the Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant a Perfected Security Interest in all Equity Interests of such Restricted Subsidiary or such new Restricted Subsidiary that are owned by the Borrower or such Restricted Subsidiary (as the case may be);

(ii)

deliver to the Administrative Agent the certificates (if any) representing such Equity Interests, together with undated stock or other analogous powers, in blank, executed and delivered by an Authorized Officer of the Borrower or such Restricted Subsidiary (as the case may be);

(iii)

cause such Restricted Subsidiary or new Restricted Subsidiary (as the case may be) to become a party to this Agreement as a Subsidiary Guarantor, and take such actions as the Administrative Agent deems necessary or advisable to grant a Perfected Security Interest in the property of such Restricted Subsidiary or new Restricted Subsidiary in respect of which such Restricted Subsidiary or new Restricted Subsidiary is legally entitled to grant a Perfected Security Interest to the Administrative Agent; and

(iv)

deliver to the Administrative Agent customary legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, satisfactory to the Administrative Agent.

Notwithstanding the foregoing, (1) the Equity Interests required to be delivered to the Administrative Agent pursuant to Section 6.12(b)(i) and the obligation to deliver certificates representing Equity Interests pursuant to Section 6.12(b)(ii) shall exclude any Equity Interests of a Foreign Subsidiary created or acquired after the Closing Date other than (a) Equity Interests of each first-tier Foreign Subsidiary representing 66% of the total voting power of all outstanding “stock entitled to vote” within the meaning of Treasury Regulations section 1.956-2(c)(2) and (b) 100% of the Equity Interests in each first-tier Foreign Subsidiary that does not constitute “stock entitled to vote” within the meaning of Treasury Regulations section 1.956-2(c)(2), and (2) none of the actions specified in Section 6.12(b)(iii) will be required to be taken in respect of any Foreign Subsidiary.

6.13

Account Arrangements.

(a)

Collection Account; Debt Service Reserve Account.  On or before the Closing Date, the Borrower shall establish and maintain the Collection Account and the Debt Service

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Reserve Account.  The Borrower shall be permitted to make withdrawals from the Collection Account in accordance with Section 6.13(c).  The Borrower shall not be permitted to make any withdrawals from the Debt Service Reserve Account, except with the prior written consent of the Administrative Agent.  The Borrower shall not open any account in replacement of the Collection Account or the Debt Service Reserve Account, except with the Administrative Agent’s prior written consent and then only after the Administrative Agent has received such other duly executed Security Documents as it may reasonably specify in respect of the proposed replacement account.

(b)

Payments into Collection Account.  Pursuant to a duly executed Offtaker Consent, the Borrower shall procure that each Offtaker deposits in the Collection Account all amounts due to the Borrower (or any of its Subsidiaries) under such Offtake Agreement.  The Borrower shall also ensure that all amounts due to it or its Subsidiaries under any Hedge Agreement and under any insurance policy maintained pursuant to Section 6.8 are promptly deposited in the Collection Account.

(c)

Withdrawals from Collection Account.  The Borrower shall be permitted to make withdrawals of the following amounts from the Collection Account from time to time (and shall otherwise not make any withdrawals from the Collection Account):

(i)

an amount sufficient to ensure that the balance in the Debt Service Reserve Account is, at all times during each Interest Period, at least equal to the Debt Service Reserve Amount for such Interest Period;

(ii)

an amount sufficient to ensure that all interest payable on each Interest Payment Date is paid in full;

(iii)

an amount sufficient to ensure that all principal payable on each Repayment Date is paid in full;

(iv)

an amount sufficient to ensure that all fees and other amounts payable under the Loan Documents are paid in full on their respective due dates;

(v)

an amount equal to the sum of all expenses that have been approved in advance by the Administrative Agent in the Approved Capex and Operating Budget and that have been, or will be, incurred or paid by the Borrower or its Subsidiaries in accordance with the Approved Capex and Operating Budget;

(vi)

after giving effect to Sections 6.13(c)(i) through Section 6.13(c)(v) above, an amount not exceeding $250,000 in any calendar month (or such other amount as may be agreed to by the Administrative Agent from time to time in its discretion) to be used by the Borrower for its working capital and general and administrative purposes and in accordance with the terms of this Agreement, provided that the Borrower shall not be permitted to make a withdrawal under this Section 6.13(c)(vi) if a Default has then occurred and is continuing, or would result therefrom; and

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(vii)

after giving effect to Sections 6.13(c)(i) through Section 6.13(c)(vi), if the Borrower notifies the Administrative Agent that, or if the Administrative Agent reasonably determines that, Excess Cash Flow is present in respect of any Fiscal Quarter (commencing with the Fiscal Quarter ending October 31, 2008) (such notice or determination to be in accordance with Section 2.4(b)(ii)), the Borrower shall withdraw an amount equal to 25% of such Excess Cash Flow, such amount to be disbursed in accordance with Section 2.4(b)(ii).

(d)

Debt Service Reserve Amount.  The Borrower shall ensure that, at all times during each Interest Period, the balance in the Debt Service Reserve Account shall be at least equal to the Debt Service Reserve Amount for such Interest Period.  To facilitate the foregoing, the Borrower shall make transfers from the Collection Account in accordance with Section 6.13(c)(i), and further undertakes to ensure that the cash proceeds of all interest, dividends, distributions and other returns on the Liquid Investments of the Borrower and its Subsidiaries are promptly paid into the Debt Service Reserve Account.  The Administrative Agent shall have the right (but not the obligation) to satisfy any outstanding principal, interest and/or fees due and payable by the Borrower under this Agreement out of the Debt Service Reserve Amount for such Interest Period by making withdrawals from the Debt Service Reserve Account for application in accordance with the terms of this Agreement at any time and from time to time (including following any acceleration of the maturity of any Loans pursuant to Section 8.2 or Section 8.3).  The Borrower hereby irrevocably authorizes such withdrawals and applications by the Administrative Agent.  Any amount so withdrawn and applied by the Administrative Agent pursuant to this Section 6.13(d) shall constitute a payment by the Borrower and shall discharge the Borrower’s obligations under this Agreement to the extent of the amount so withdrawn and applied; provided that if (as a result of the insolvency of the Borrower or otherwise) such transfer is rescinded or must be returned, then the Borrower’s obligations shall be reinstated by a corresponding amount.

(e)

Collateral.   For the avoidance of doubt, each Obligor acknowledges and agrees that the Collection Account and the Debt Service Reserve Account, and the account balances from time to time standing to the credit of each such account, shall constitute Collateral for the payment in full of the Obligations.

6.14

Hedge Arrangements.  The Borrower shall, within forty-five (45) days of the Closing Date, enter into and maintain with Standard Bank Plc the following hedge arrangements pursuant to one or more Designated Hedge Agreements:

(a)

an interest rate collar for a period of up to three (3) years commencing on the Closing Date, under which the Borrower shall buy an interest rate cap from Standard Bank Plc and sell an interest rate floor to Standard Bank Plc, in each case at cap and floor prices satisfactory to the Administrative Agent and on a notional principal amount no less than the outstanding principal amount of all Loans from time to time; and

(b)

a commodity price collar for a period of up to three (3) years, under which the Borrower shall buy from Standard Bank Plc a commodity price cap and sell a commodity price floor to Standard Bank Plc, in each case at cap and floor prices satisfactory to the Administrative

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Agent and the Borrower in respect of at least 60% of its actual production of crude oil and natural gas attributable to the Proved Developed Producing Reserves of the Borrower and its Subsidiaries from time to time (as shown in the latest Hydrocarbon Production Report submitted pursuant to Section 6.2(c)).

ARTICLE 7
NEGATIVE COVENANTS

Each Obligor covenants with the Administrative Agent that, until all Commitments have been terminated and all Obligations (other than contingent Obligations not then due and payable) have been paid in full, it shall, and shall cause each of its Subsidiaries to, perform the obligations in this ARTICLE 7.

7.1

Indebtedness.  The Obligations constitute direct, secured, unsubordinated and unconditional obligations of the Borrower and the Guarantors, and the Borrower shall not, and shall not permit any of its Subsidiaries to, create, issue, incur, assume, become liable in respect of or permit to exist any other Indebtedness except:

(a)

Indebtedness evidencing the deferred purchase price of any newly acquired specific fixed asset consisting of personal property, or incurred to finance all or part of the acquisition of equipment of the Borrower and its Subsidiaries (pursuant to purchase money security interest Indebtedness or otherwise, whether owed to the seller or a third party); provided that such Indebtedness is incurred within ninety (90) days of the acquisition of such property and in respect of Capital Lease Obligations; and provided further that the aggregate amount of all Indebtedness outstanding pursuant to this clause (a) shall not exceed $100,000 at any time;

(b)

unsecured Indebtedness of the Borrower and any of its Subsidiaries to holders of their respective Equity Interests that are subordinated in priority and right of payment to the Obligations on terms satisfactory to the Administrative Agent; and

(c)

Indebtedness of the Borrower with respect to standby letters of credit, indemnities, sureties or bonds provided to any Governmental Authority or other Person and assuring payment of contingent liabilities of the Borrower and its Subsidiaries in the ordinary course of business, provided that the aggregate amount of all Indebtedness outstanding pursuant to this clause (c) shall not exceed $500,000 at any time except with the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed in respect of any standby letters of credit, indemnities, sureties or bonds required to be provided to any Governmental Authority).

7.2

Liens.  The Borrower shall not, and shall not permit any of its Subsidiaries to, create, assume, incur, or permit to exist any Lien upon any of its property (including its right, title and interest in the Offtake Agreements, accounts receivable and Equity Interests in Subsidiaries or other Persons), whether now owned or hereafter acquired, except:

(a)

Liens securing payment of the Obligations;

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(b)

purchase money Liens securing Indebtedness of the type permitted under Section 7.1(a) incurred to finance the acquisition of specific fixed assets or equipment; provided that (i) such Lien is created within sixty (60) days of the incurrence of such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the lesser of the cost or the fair market value of such fixed assets or equipment, (iii) such Lien encumbers only the fixed assets or equipment that are financed by such Indebtedness and does not attach to any other assets of the Borrower or any of its Subsidiaries, and (iv) the amount of Indebtedness secured thereby is not increased;

(c)

Liens for taxes, assessments or other governmental charges or levies not at the time delinquent (provided that no foreclosure, sale or other enforcement proceedings in respect thereof have been initiated) or that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside;

(d)

carrier’s, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ or other similar Liens arising by operation of law or incurred by the Borrower and its Subsidiaries in the ordinary course of business in respect of sums that are not more than sixty (60) days overdue or that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside; provided that the aggregate amount of such Liens shall not exceed $200,000 at any time except with the prior written consent of the Administrative Agent;

(e)

Liens created by, or arising under any Applicable Law (in contrast with Liens voluntarily granted) in the ordinary course of business of the Borrower or any of its Subsidiaries in connection with workers’ compensation, unemployment insurance, employers’ health tax or other social security or statutory obligations that secure amounts that are not yet due or that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside;

(f)

contractual Liens that arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements and other agreements that are usual and customary in the oil and gas business and are for claims that are not delinquent or that are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause (f) does not materially impair the value and use of the Oil and Gas Properties for the purposes of the Security Documents;

(g)

bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and temporary investments on deposit in one or more accounts maintained by the Borrower or any of its Subsidiaries (other than the Collection Accounts and the Debt Service Reserve Account), in each case granted in the ordinary course of business in favor of the bank or financial

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institution with which such accounts are maintained, securing amounts owing to such bank or financial institution with respect to cash management and operating account arrangements; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;

(h)

judgment Liens in existence for less than forty-five (45) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and that do not otherwise result in an Event of Default under Section 8.1(g); and

(i)

easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any of the Oil and Gas Properties for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, which in the aggregate do not materially impair the value and use of such Oil and Gas Properties for the purposes of the Security Documents.

7.3

Agreements Restricting Liens.  Except as permitted by the terms of this Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Borrower or such Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, other than this Agreement and the Loan Documents and any other agreement giving rise to a Lien permitted under Section 7.2(b), or which requires the consent of or notice to other Persons in connection therewith.

7.4

Investments.  The Borrower shall not, and shall not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment, except:

(a)

Liquid Investments;

(b)

trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms;

(c)

creation of any additional Subsidiaries in accordance with Section 6.12(b); and

(d)

Investments existing on the Closing Date and specified in Item 7.4(d) of the Disclosure Schedule.

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7.5

Fundamental Changes.  Except with the prior written consent of the Administrative Agent, no Obligor shall permit itself or any of its Subsidiaries to enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or otherwise change its corporate form, provided that any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (if the Borrower shall be the continuing or surviving Person) and any provided further that any Subsidiary of the Borrower may be merged or consolidated with or into a Guarantor.

7.6

Disposals; Issuance of Equity Interests.  The Borrower shall not, and shall not permit any of its Subsidiaries to Dispose of any of its property (including its right, title and interest in the Offtake Agreements, accounts receivable and Equity Interests in Subsidiaries or other Persons) or issue any Equity Interests, except for:

(a)

Disposals of equipment to the extent made in the ordinary course of business and (i) for credit against the purchase price of similar replacement equipment or (ii) the proceeds of such Disposal are promptly applied to the purchase price of such replacement equipment;

(b)

Disposals of obsolete, worn out or economically inefficient equipment that is no longer necessary for its business;

(c)

Issuances of Equity Interests by the Borrower (not being preferred Equity Interests or redeemable prior to the Maturity Date, and otherwise on terms satisfactory to the Administrative Agent) for the purpose of acquiring property necessary for the conduct of its business, provided that the aggregate amount of such Issuances under this clause (c) shall not exceed $10,000,000 in any Fiscal Year;

(d)

Issuances of Equity Interests by the Borrower to its officers or employees (not being preferred Equity Interests or redeemable prior to the Maturity Date, and otherwise on terms satisfactory to the Administrative Agent) in connection with any employee stock compensation plan approved by the Borrower’s board of directors, provided that the aggregate amount of such Issuances in any Fiscal Year under this clause (d) shall not exceed 5% of the value of the Borrower’s issued and outstanding Equity Interests as at the end of the Fiscal Year most recently ended;

(e)

Disposals of property by the Borrower to a Subsidiary Guarantor, or by a Subsidiary Guarantor to the Borrower or to another Subsidiary Guarantor in the ordinary course of business; and

(f)

Liens permitted by Section 7.2, Investments permitted by Section 7.4, and Restricted Payments permitted by Section 7.7.

7.7

Restricted Payments.  The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Restricted Payments, provided that each Subsidiary of the Borrower may make Restricted Payments to the Borrower.

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7.8

Change in Business.  The Borrower and its Subsidiaries shall not engage in any business or business activity, own any assets or assume any liabilities or obligations except as necessary in connection with, or reasonably related to, its business of independent oil and gas exploration and production, with a focus on the development and production of crude oil and natural gas.

7.9

Transactions with Affiliates.  The Borrower shall not, and shall not permit any of its Subsidiaries to, be party with or enter into any transaction with any Affiliate unless such transaction is otherwise permitted under this Agreement, and is entered into on fair and reasonable terms comparable to the terms that would be available to the Borrower or such Subsidiary in an arm’s length transaction with a Person that is not an Affiliate.

7.10

Sales and Leasebacks.  Each Obligor shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the Disposal of any property to such Person if, at the time or thereafter, such Obligor or any of its Subsidiaries leases back such property or any part thereof which the Obligor or any of its Subsidiaries intends to use for substantially the same purpose as the property that was Disposed.

7.11

Change of Country Focus.  The Borrower shall not, and shall not permit any of its Subsidiaries to operate or carry on any material business operations in any jurisdiction other than the United States, except with the prior written consent of the Majority Lenders.

7.12

Change in Organic Documents.  Each Obligor shall not amend, supplement, modify or restate its Organic Documents, or to amend its name or change its jurisdiction of organization, in each case, without the prior written consent of the Administrative Agent, unless any such change, as advised to the Administrative Agent, could not reasonably be expected to have a Material Adverse Effect.

7.13

Change in Fiscal Periods or Accounting Principles.  The Borrower shall not, and shall not permit any of its Subsidiaries to:

(a)

permit its Fiscal Year to end on a day other than April 30 or change its method of determining Fiscal Quarters; or

(b)

alter the accounting principles used by it on the Closing Date in calculating financial covenants or other standards in this Agreement.

7.14

Modification of Certain Agreements.  Without the prior written consent of the Administrative Agent, the Borrower shall not, and shall not permit any of its Subsidiaries to, terminate or to amend, restate, supplement, waive or otherwise modify, or consent or agree to any amendment, restatement, supplement, waiver or other modification to, the terms contained in:

(a)

any Offtake Agreement;

(b)

any Material Contract; and

(c)

any Employment Contract,

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unless any such amendment, restatement, supplement, waiver or other modification, as advised to the Administrative Agent, could not reasonably be expected to have a Material Adverse Effect or to otherwise be materially adverse to the Lenders, and the Administrative Agent is promptly notified of such amendment, restatement, supplement, waiver or other modification and, if requested by the Administrative Agent, is promptly provided with a copy of the same.

7.15

Limits on Speculative Hedges.  The Borrower shall not, and shall not permit any of its Subsidiaries to create, incur or assume a speculative position in any commodities market or futures market or enter into any Hedge Agreement for speculative purposes.  Without prejudice to the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to enter into any Hydrocarbon Hedge Agreement, Interest Hedge Agreement or any other Hedge Agreement:

(a)

other than as part of its normal business operations, as a risk management strategy and/or as a hedge against changes resulting from market conditions related to the operations of the Borrower or any of its Subsidiaries; or

(b)

that is longer than three (3) years in duration.

7.16

Financial Covenants.

(a)

Current Ratio.  The Borrower shall not permit the Current Ratio to be less than 1.10 to 1.00 at any time after April 30, 2008.

(b)

Debt Coverage Ratio.  The Borrower shall not permit the Debt Coverage Ratio to be greater than 2.00 to 1.00 at any time after April 30, 2008.

(c)

Interest Coverage Ratio.  The Borrower shall not permit the Interest Coverage Ratio to be less than 3.00 to 1.00 at any time after April 30, 2008.

(d)

Present Value Ratio.  The Borrower shall not permit the Present Value Ratio to be less than 1.25 to 1.00 at any time after April 30, 2008.

(e)

Minimum Quarterly Production.  The Borrower shall not permit production from its Proved Developed Producing Reserves during each of the following Fiscal Quarters to be less than the corresponding amount specified below:

Fiscal Quarter	Production (BOE equivalent)
October 31, 2008	107,081
January 31, 2009	107,774
April 30, 2009	101,657
July 31, 2009	97,005
October 31, 2009	95,508

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January 31, 2010	92,191
April 30, 2010	87,261
July 31, 2010	81,895
October 31, 2010	78,872

ARTICLE 8
EVENTS OF DEFAULT

8.1

Events of Default.  Each of the following events or occurrences shall constitute an “Event of Default”:

(a)

Non-Payment of Obligations.  The Borrower shall fail to pay (i) any principal of any Loan, (ii) any interest on any Loan or any fee due hereunder, or (iii) any other amount payable hereunder or under any other Loan Document, in the case of each of (i), (ii) and (iii) above, within one (1) Business Day after such amount shall have become due and payable in accordance with the terms hereof or thereof, unless the Borrower’s failure to pay is caused by administrative or technical error and payment is made within three (3) Business Days of such amount becoming due and payable in accordance with the terms hereof or thereof;

(b)

Breach of Representation or Warranty.  Any representation or warranty made or deemed made by any Obligor herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made;

(c)

Non-Performance of Certain Covenants and Obligations.  Any Obligor shall default in the observance or performance of any covenant or obligation contained in Section 4.3, Section 6.2(d),  Section 6.2(e), Section 6.3, Section 6.11, Section 6.13 or ARTICLE 7 of this Agreement;

(d)

Non-Performance of Other Covenants and Agreements.  Any Obligor shall default in the observance or performance of any other covenant or obligation contained in this Agreement or any other Loan Document (other than as provided in clauses (a) through (c) of this Section 8.1) and if capable of remedy, such default shall remain unremedied for five (5) Business Days after the occurrence thereof;

(e)

Cross-Default.  The Borrower or any of its Subsidiaries shall fail to pay any principal of, or premium or interest on its Indebtedness which is outstanding in a principal amount of at least $1,000,000, individually or when aggregated with all such Indebtedness of the Borrower

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or any of its Subsidiaries so in default when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to Indebtedness which is outstanding in a principal amount of at least $1,000,000, individually or when aggregated with all such Indebtedness of the Borrower or any of its Subsidiaries so in default, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (iii) any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

(f)

Bankruptcy, Insolvency, etc.

(i)

Any Obligor shall (A) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) apply for, consent to or acquiesce in the appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (C) make a general assignment for the benefit of its creditors;

(ii)

there shall be commenced against any Obligor any case, proceeding or other action of a nature referred to in clause (i) (A) above or any Obligor shall permit or suffer to exist the appointment of a receiver, trustee, custodian, conservator or other official described in clause (i)(B) above that, in either case, (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of sixty (60) days or (C) is consented to or acquiesced in by such Obligor;

(iii)

there shall be commenced against any Obligor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof;

(iv)

any Obligor shall become insolvent under Applicable Law or generally fail to pay, or shall admit in writing or otherwise its inability or unwillingness generally to pay, its debts as they become due; or

(v)

any Obligor shall take any action authorizing or in furtherance of, any of the acts described in clause (i), (ii), (iii) or (iv) above;

(g)

Pension Plans.  (i) Any Person shall engage in any non-exempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,

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(ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan or any Lien in favor of the PBGC or a Single Employer Plan shall arise on the assets of any Obligor or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Single Employer Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Obligor or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal from, or the Plan Insolvency or reorganization (within the meaning of Section 4241 of ERISA) of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to result in liability in excess of $1,000,000;

(h)

Judgments.  Any judgment or order for the payment of money in excess of $500,000 shall be rendered against any Obligor or any of their respective Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(i)

Loan Document.  Any provision of any Loan Document shall for any reason cease to be valid and binding on any Obligor party thereto, or any Obligor shall so assert in writing;

(j)

Impairment of Security, etc.  The Administrative Agent shall fail to have, not less than five (5) Business Days after any request therefor by the Administrative Agent to the Borrower, a Perfected Security Interest in any portion of the Collateral, or any Security Document shall at any time and for any reason cease to create the Lien on the Collateral purported to be subject to such Security Document in accordance with the terms thereof, or cease to be in full force and effect, or shall be contested by any Obligor thereto, or any Obligor shall create or purport to create any Lien (other than Liens permitted under Section 7.2) in any portion of the Collateral in favor of any third party;

(k)

Casualty. Loss, theft, substantial damage or destruction of a material portion of the Collateral the subject of any Security Document not fully covered by insurance (except for deductibles and allowing for the depreciated value of such Collateral) shall have occurred; and

(l)

Material Adverse Effect.  The occurrence of any event or circumstance having a Material Adverse Effect, and if such event or circumstance is determined by the Administrative Agent to be capable of remedy, has not been remedied to the Administrative Agent’s satisfaction within ten (10) Business Days after written notice thereof to the Borrower.

At any time after the occurrence of an Event of Default, the Administrative Agent may in its discretion deliver to the Borrower a notice specifying that an Event of Default has occurred and is

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continuing, and for purposes of the Security Documents, such notice shall be conclusive and binding evidence of the occurrence and continuation of an Event of Default.

8.2

Automatic Acceleration.  If an Event of Default specified in Section 8.1(f) occurs, then:

(a)

the obligation of each Lender to make any further Loan shall (if the Commitment Termination Date has not then occurred) terminate, and all principal, interest, fees and other amounts payable under this Agreement and the other Loan Documents shall be and become forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower; and

(b)

the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders proceed to enforce its rights and remedies under the Security Documents and any other Loan Document for the ratable benefit of the Secured Parties.

8.3

Optional Acceleration.  If an Event of Default (other than an Event of Default specified in Section 8.1(f)) occurs, then:

(a)

the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, terminate the obligation of each Lender to make any further Loan (if the Commitment Termination Date has not then occurred), whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Lenders, by notice to the Borrower, declare all principal, interest, fees and other amounts payable under this Agreement and the other Loan Documents to be and become forthwith due and payable in full (which declaration shall be conclusive evidence that the amounts determined therein as due and payable have become due and payable), whereupon all such amounts shall be and become forthwith due and payable in full, without notice of intent to demand, demand, presentment for payment, notice of nonpayment, protest, notice of protest, grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, and all other notices, all of which are hereby expressly waived by the Borrower; and

(b)

the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders proceed to enforce its rights and remedies under the Security Documents and any other Loan Document for the ratable benefit of the Secured Parties.

8.4

Application of Funds.  After the exercise of remedies pursuant to Section 8.3 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

(a)

first, to satisfy that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) payable to the Administrative Agent or in their respective capacities as such (including, in the case of the Administrative Agent only, in its capacity as “collateral agent” under any Security Document);

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(b)

second, to satisfy that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders) and amounts payable under ARTICLE 3, ratably among them in proportion to their respective Pro Rata Shares;

(c)

third, to satisfy that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to their respective Pro Rata Shares;

(d)

fourth, to satisfy that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to their respective Pro Rata Shares;

(e)

fifth, to satisfy that portion of the Obligations constituting unpaid amounts under the Designated Hedge Agreements, ratably among the Designated Hedge Counterparties; and

(f)

sixth, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

ARTICLE 9
GUARANTEE

9.1

Guarantee.  The Guarantors hereby jointly and severally guarantee to the Secured Parties the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations strictly in accordance with the terms thereof.  The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due any of the Obligations, the Guarantors shall promptly pay the same, without any demand or notice whatsoever, and that if any extension of time is given for the payment of any of the Obligations, the same shall be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) strictly in accordance with the terms thereof.

9.2

Obligations Unconditional.  The obligations of each Guarantor under Section 9.1 are absolute and unconditional, joint and several, irrespective of the value, validity or enforceability of the obligations of the Borrower under this Agreement or any other Loan Document and irrespective of any other circumstance which might otherwise constitute a legal or equitable discharge or defense in favor of any Guarantor or the Borrower (other than payment in full of the Obligations), it being the intent of this Section 9.2 that the obligations of each Guarantor hereunder shall be absolute and unconditional, joint and several, under any and all circumstances.  Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall, to the fullest extent permitted by Applicable Law, not alter or impair the obligations of each Guarantor hereunder which shall remain absolute and unconditional as described above:

(a)

any waiver or any grant of an extension of time in respect of the performance of the Obligations or any part thereof;

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(b)

any acceleration of the maturity of the Obligations or any part thereof;

(c)

any act or omission carried out in respect of any provision of this Agreement and any Loan Document;

(d)

any amendment, restatement or modification of the Obligations or any part thereof;

(e)

any waiver by a Secured Party of any right under this Agreement or any Loan Document in respect of the Obligations or any part thereof;

(f)

any failure to perfect any Lien in respect of any Collateral, or any failure of such Lien to constitute a Perfected Security Interest in respect of such Collateral;

(g)

any substitution, release or exchange effected in respect of any Collateral;

(h)

any additional guarantee given in favor of the Secured Parties in respect of the Obligations or any part thereof; or

(i)

any introduction of, or any change in, or the interpretation of, any Applicable Law.

9.3

Waiver of Presentment.  Each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party first exhaust any right, power or remedy it may have against the Borrower or any Guarantor under this Agreement or any other Loan Document, or against any other Person under any other guarantee of, or security for, any of the Obligations.  Each Guarantor agrees that its obligations pursuant to this ARTICLE 9 shall not be affected by any assignment or participation entered into by any Bank pursuant to Section 11.7.

9.4

Reinstatement.  The obligations of each Guarantors under this  ARTICLE 9 shall automatically be reinstated if for any reason any payment by or on behalf of the Borrower or any Guarantor in respect of the Obligations is rescinded, or must be otherwise restored by any Secured Party, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.  Each Guarantor jointly and severally agrees to indemnify each Secured Party on demand for all reasonable costs and expenses (including attorney’s fees) incurred by it in connection with such rescission or restoration, including any such costs and expenses incurred in defending any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

9.5

Subrogation.  Until all Commitments have been terminated and all Obligations (other than contingent Obligations not then due and payable) have been paid in full, each Guarantor hereby waives all rights of subrogation or contribution it may have in respect of the Borrower or any other Guarantor, whether arising by contract or operation of law or otherwise by reason of any payment made by it pursuant to this ARTICLE 9.

9.6

Continuing Guarantee.  The guarantee in this ARTICLE 9  is a continuing guarantee, and shall apply to all Obligations whenever arising.

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9.7

Instrument for the Payment of Money.  Each Guarantor hereby acknowledges that the guarantee in this ARTICLE 9 constitutes an instrument for the payment of money, and agrees that any Secured Party, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

9.8

General Limitation on Guarantee Obligations.  In any action or proceeding involving any bankruptcy, insolvency, reorganization or other Applicable Law in the jurisdiction of organization of any Guarantor affecting the rights of creditors generally, if the obligations of any Guarantor under this ARTICLE 9 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that would be valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

ARTICLE 10
ADMINISTRATIVE AGENT

10.1

Appointment and Authority.  Each of the Lenders hereby irrevocably appoints Standard Bank Plc to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this ARTICLE 10 are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Obligor shall have rights as a third party beneficiary of any of such provisions.  The Administrative Agent shall also act as the “collateral agent” under the Security Documents, and each of the Lenders (in its capacities as a Lender and a potential Designated Hedge Counterparty) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Obligor to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this regard, the Administrative Agent, as “collateral agent” shall be entitled to the benefits of all provisions of this  ARTICLE 10 and ARTICLE 11 as if set forth in full herein with respect thereto.

10.2

Rights as a Lender.  The Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include Standard Bank Plc serving as the Administrative Agent hereunder in its individual capacity.  Standard Bank Plc and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Obligor or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.3

Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent:

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(a)

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)

shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)

shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by Standard Bank Plc or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders, or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, or a Lender.  The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition precedent set forth in ARTICLE 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.4

Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to any Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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10.5

Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates.  The exculpatory provisions of this ARTICLE 10 shall apply to any such sub-agent and to the Affiliates of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.6

Resignation of Administrative Agent.  The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower.  Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor Person or an Affiliate of any such bank to be the Administrative Agent.  If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Majority Lenders appoint a successor Administrative Agent as provided for above in this Section 10.6.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above).  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article ARTICLE 4 and Section 10.4 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

10.7

Non-Reliance on Administrative Agent and Other Lenders.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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10.8

No Other Duties.  The Arranger shall have no duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

10.9

Administrative Agent May File Proofs of Claim.  In case of the pendency of any proceeding under any judicial proceeding relative to any Obligor, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)

to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel) allowed in such judicial proceeding; and

(b)

to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement and any other Loan Document.  Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

10.10

Collateral and Guarantee Matters.  The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:

(a)

to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the termination of the Commitments and the payment in full of all Obligations (other than contingent Obligations not then due and payable), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 11.1;

(b)

to release any Guarantor from its guarantee of the Obligations if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and

(c)

to subordinate any Lien granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted under Section 7.2.

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Upon request by the Administrative Agent at any time, the Majority Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its guarantee of the Obligations pursuant to this Section 10.10.  In each case as specified in this Section 10.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Obligor such documents as such Obligor may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its guarantee of the Obligations, in each case in accordance with the terms of the Loan Documents and this Section 10.10.

ARTICLE 11
MISCELLANEOUS

11.1

Amendments.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Obligor therefrom, shall be effective unless made in writing signed by the Majority Lenders and the Borrower or the applicable Obligor, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided however, that no such amendment, waiver or consent shall:

(a)

waive any condition precedent specified in ARTICLE 4, without the written consent of each Lender;

(b)

extend or increase the Commitment of any Lender, without the written consent of such Lender;

(c)

convert the Credit Facility from a delayed draw term loan facility into a revolving borrowing base facility, without the written consent of each Lender;

(d)

postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to each Lender hereunder or under such other Loan Document, without the written consent of each Lender entitled to such amount;

(e)

reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender entitled to such amount;

(f)

change Section 8.4 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or the order of application thereof without the written consent of each Lender entitled to such amount;

(g)

change any provision of this Section 11.1 or the definition of “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

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(h)

release all or any part of the Collateral, without the written consent of each Lender; or

(i)

release any Guarantor from its guarantee of the Obligations, without the written consent of each Lender.

11.2

Notices.  Unless a Loan Document provides otherwise, all notices, requests and other communications provided for herein and under the other Loan Documents (including any modifications of, or waivers or consents under, this Agreement) may be given or made by fax or other writing and faxed, mailed or delivered to the intended recipient:

(a)

in the case of any Obligor, at the “Address for Notices” specified below the name of such Obligor on the signature pages hereof;

(b)

in the case of the Administrative Agent, at the “Address for Notices” specified below its name on the signature pages hereof; and

(c)

in the case of any Lender, at its address (or fax number) set forth in its administrative questionnaire;

or, as to any party, at such other address as shall be designated by such party in a notice to the Borrower and the Administrative Agent given in accordance with this Section 12.2.  Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by fax (and receipt is electronically confirmed), personally delivered or, in the case of a mailed notice, five (5) Business Days after being deposited in the post postage prepaid in a sealed envelope, in each case given or addressed as aforesaid.  Notwithstanding the foregoing, any notice or other communication provided for herein and under the Loan Documents may be given or made by electronic mail, if the Administrative Agent agrees that this is to be an accepted form of communication and if the Administrative Agent and each Obligor has notified the other in writing of its electronic mail address and/or any other information required to enable the sending and receipt of information by that means and promptly following any changes thereto, provided that the foregoing shall not apply to any notice or other communication to a Secured Party which has notified the Administrative Agent that it does not wish to receive any notice or other communication by electronic mail.  Unless the Administrative Agent otherwise prescribes, notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), provided that (i) if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) such notice or other communication is actually received in a readable form by the intended recipient.

11.3

No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Lender or the Administrative Agent, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the

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exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law or contract.

11.4

Survival of Representations and Warranties.  All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

11.5

Payment of Expenses and Taxes.  The Borrower agrees (a) to pay or reimburse each Secured Party for all reasonable out-of-pocket costs and expenses incurred in connection with any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of the Independent Reserves Engineer and legal counsel and notarization, filing and recording fees and expenses, (b) to pay or reimburse each Secured Party for all costs and expenses incurred in connection with (x) the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents and (y) the negotiation of any restructuring or “work-out”, whether or not consummated, of any Obligations and (c) to pay, indemnify, and hold each Secured Party harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any other Loan Documents.  All amounts due under this Section 11.5 shall be payable not later than ten (10) days after written demand therefor.  Statements of amounts payable by the Borrower pursuant to this Section 11.5 shall be submitted to the Borrower at its address, and to the attention of the contact person, set forth in Section 11.2 above.  The agreements in this Section 11.5 shall survive the making of the Loans hereunder, the payment in full of the Obligations and the termination of all Commitments.

11.6

Indemnification.  In consideration of the execution and delivery of this Agreement by the Secured Parties, the Borrower hereby indemnifies, exonerates and holds each of them and each of their respective officers, directors, employees and agents in their capacities as such (each, an “Indemnitee”) free and harmless from and against any and all actions, causes of action, suits, claims, losses, costs, liabilities and damages, and all expenses incurred in connection with any of the foregoing (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties, and agrees to reimburse each Indemnitee upon demand for all legal and other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any claim, litigation, investigation or proceeding relating to any of the foregoing (collectively, the “Indemnified Liabilities”), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to

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(i)

any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan;

(ii)

the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any agreement executed and delivered in connection therewith;

(iii)

any investigation, litigation or proceeding related to any environmental cleanup, audit, noncompliance with or liability under any Environmental Law or other matter relating to the protection of the environment applicable to the operations of the Borrower or any of its Subsidiaries or any of the Offtake Agreements;

(iv)

the presence on or under, or the Releases from, any property owned or operated by any Obligor of any Hazardous Material regardless of whether caused by, or within the control of, such Obligor; or

(v)

any Environmental Liability arising as a result of property owned, leased or operated by any Obligor (the indemnification herein shall survive shall the payment in full of the Obligations and the termination of all Commitments, regardless of whether such Environmental Liability is caused by, or within the control of, such Obligor);

except to the extent that Indemnified Liabilities arising for the account of a particular Indemnitee are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted by reason of the such Indemnitee’s gross negligence or willful misconduct.  Without limiting the foregoing, and to the extent permitted by Applicable Law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Law, that any of them might have by statute or otherwise against any Indemnitee.  It is expressly understood and agreed that to the extent that any Indemnitee is strictly liable under any Environmental Law, each Obligor’s obligation to such Indemnitee under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition that results in any Environmental Liability of an Indemnitee.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under Applicable Law.  The agreements in this Section 11.6 shall survive the making of the Loans hereunder, the payment in full of the Obligations and the termination of all Commitments.

11.7

Successors and Assigns.

(a)

Successors and Assigns Generally.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided that (i) the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of all of the Lenders, and (ii) any

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assignment or participation by a Lender of any of its rights and obligations hereunder shall be effected in accordance with this Section 11.7.

(b)

Participations.  Each Lender may at any time grant participations in any of its rights under this Agreement or under any of the Notes to an Eligible Assignee (a “Participant”), provided that in the case of any such participation:

(i)

the Participant shall not have any rights under this Agreement or any of the other Loan Documents, including rights of consent, approval or waiver (the Participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto);

(ii)

such Lender’s obligations under this Agreement (including its Commitments hereunder) shall remain unchanged;

(iii)

such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

(iv)

such Lender shall remain the holder of the Obligations owing to it and of any Note issued to it for all purposes of this Agreement; and

(v)

the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender’s rights and obligations under this Agreement, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, and provided further that no Lender shall transfer, grant or sell any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (x) extend the Maturity Date, or reduce the rate or extend the time of payment of interest or fees thereon, or reduce the principal amount of any of the Loans in which such Participant is participating, or increase such Participant’s participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of any such Commitment), (y) release all or any substantial portion of the Collateral, or release any Guarantor from its guarantee of any of the Obligations, except strictly in accordance with the terms of the Loan Documents, or (z) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

(c)

Assignments by Lender.  Each Lender (the “Assignor”) may assign all or any part of its Loans and/or Commitments and its rights and obligations hereunder to one or more Eligible Assignees, each of which shall become a party to this Agreement as a Lender pursuant to an assignment and acceptance agreement in substantially the form attached hereto as Exhibit G (an “Assignment Agreement”) to be executed by the Assignor, such Eligible Assignee and (if applicable) the Administrative Agent; provided, that (i) if such assignment is in respect of less than all of the rights and obligations of the Assignor, then, unless otherwise agreed by the

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Administrative Agent, such assignment shall be in an aggregate principal amount of at least $3,000,000 or a whole multiple of $1,000,000 in excess thereof, and (ii) the Borrower shall cooperate with the Assignor, such Eligible Assignee and the Administrative Agent to facilitate such assignment, including, if instructed by the Administrative Agent, providing to such Eligible Assignee copies of all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, the United Kingdom Proceeds of Crime Act 2002 and the United Kingdom Money Laundering Regulations 2003.  Upon its receipt of such an Assignment Agreement executed by the Assignor and an Eligible Assignee, together with a registration and processing fee of $2,500, the Administrative Agent shall promptly record the information contained therein in the Register.  Following such recording, such Eligible Assignee thereunder shall be a party to this Agreement and shall have corresponding rights and obligations of the Assignor hereunder with Loans and/or Commitments as specified therein, and to the extent provided in the Assignment Agreement, shall have corresponding rights and obligations of the Assignor under each other Loan Document to which such Assignor was party as a Lender prior to the date of such assignment, and the Assignor thereunder shall, to the extent provided in the Assignment Agreement, be released from its corresponding rights and obligations under this Agreement and each other Loan Document to which the Assignor was party as a Lender prior to the date of such assignment.

(d)

Register.  The Borrower hereby designates the Administrative Agent to serve as the Borrower’s agent, solely for the purpose of this Section 11.7, to maintain a register (the “Register”) on which the Administrative Agent shall record the name and address of each Lender, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time.  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner thereof for all purposes of this Agreement, notwithstanding notice to the contrary; provided that the Administrative Agent’s failure to make any recording, or any error by the Administrative Agent in making such recording, shall not affect the Borrower’s or any Obligor’s liabilities in respect of the Loans.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

11.8

Right of Set-off.  In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including by branches, agencies and Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations, regardless of whether or not such Lender shall have made any demand hereunder and regardless of whether or not such Obligations shall be contingent or unmatured.  Each Lender agrees to promptly notify the Borrower after any such set off and application, but failure to give such notice shall not affect the validity of such set off and application.

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11.9

Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

11.10

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.11

Other Transactions.  Nothing contained herein shall preclude the Administrative Agent, any Lender or any of their Affiliates from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

11.12

Integration.  This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

11.13

GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.14

SUBMISSION TO JURISDICTION; WAIVERS.  (a)  EACH OBLIGOR HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY IN ANY LITIGATION OR OTHER PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF A SECURED PARTY OR AN OBLIGOR IN CONNECTION HEREWITH OR THEREWITH; PROVIDED HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND; PROVIDED FURTHER THAT NOTHING HEREIN SHALL LIMIT THE RIGHT OF A SECURED PARTY TO BRING PROCEEDINGS AGAINST AN OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

(b)

EACH OBLIGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 11.2.  EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

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OBJECTION THAT IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO IN CLAUSE (a) ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.  EACH OBLIGOR HEREBY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THAT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

11.15

Acknowledgments.  Each Obligor hereby acknowledges that:

(a)

it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b)

the Lender has no fiduciary relationship with or duty to it arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)

no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among each Obligor and the Lender.

11.16

USA PATRIOT Act Notice.  Each Lender and the Administrative Agent hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), the United Kingdom Proceeds of Crime Act 2002 and the United Kingdom Money Laundering Regulations 2003 (as amended) or similar legislation in another country, it is required to obtain, verify and record information (and, if applicable, to provide such information particularly to an assignee) that identifies each Obligor and each of its shareholders, directors and/or officers, which information includes or may include the name and address of each such Person, the Organic Documents of each Obligor and such other information that will allow the Lender to comply with its obligations under the Patriot Act, the United Kingdom Proceeds of Crime Act 2002 and the United Kingdom Money Laundering Regulations 2003(as amended) or such similar legislation in another country.

11.17

Confidential Information.  Each Secured Party agrees to hold all Confidential Information provided to it by any Obligor pursuant to this Agreement in accordance with its customary procedures for handling confidential information of this nature; provided however, that nothing herein shall prevent each Lender from disclosing any such information (a) to any Participant or Eligible Assignee (or any prospective Participant or Eligible Assignee) that agrees to be bound by this Section 11.17, (b) on a

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confidential basis to its employees, directors, agents, attorneys, accountants and other professional advisers or those of any of its Affiliates, (c) upon the request or demand of any Governmental Authority, (d) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Applicable Law, (e) if requested or required to do so in connection with any litigation or similar proceeding, (f) that has been publicly disclosed without violation of this Section 11.17, (g) to the National Association of Insurance Commissioners or any similar organization or other regulatory body or any nationally recognized rating agency, in each case, in any country or other jurisdiction, that requires access to information about the  Lender’s investment portfolio in connection with ratings issued with respect to the Lender, or (h) in connection with the exercise of any if its rights, powers or remedies hereunder or under any other Loan Document.  Except as may be required by an order of a court of competent jurisdiction and to the extent specified therein, each Lender shall not be obligated or required to return any materials furnished to it pursuant to any Loan Document by any Obligor.  For purposes of this Section, “Confidential Information” means all information received from any Obligor or any Affiliate thereof relating to any Obligor or any Affiliate thereof or their respective businesses, other than any such information that is available to each Lender on a nonconfidential basis prior to disclosure by any Obligor or any Affiliate thereof, provided that, in the case of information received from an Obligor or any such Affiliate after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

11.18

WAIVER OF JURY TRIAL.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION THEREWITH.  EACH OBLIGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH LENDER TO ENTER INTO THE LOAN DOCUMENTS.

[Remainder of page left blank intentionally.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SONORAN ENERGY, INC.,

as Borrower

By:
Name:
Title:

Address for Notices:

Pacific Center 1

14180 N. Dallas Parkway, Suite 400

Dallas, TX 75254

Attention:   Andrew G. Williams

Tel: (214) 389 3490

Fax: (214) 389 4860

Email: awilliams@sonoranenergy.com

Credit Agreement

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STANDARD BANK PLC, as Arranger, Administrative Agent and Lender

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Standard Bank Plc

5th Floor, Cannon Bridge House

25 Dowgate Hill, London EC4R 2SB

United Kingdom

Attention: Martin Revoredo

Tel:

+44 (0) 20 7815 4034

Fax: +44 (0) 20 7815 4099

Email: martin.revoredo@standardbank.com

With a copy to:

Standard Americas, Inc.

Energy Finance Group

320 Park Avenue

19th Floor

New York, NY 10022

United States of America

Attention: Brian Knezeak

Tel:

+1 (212) 407 5164

Fax: +1 (212) 407 5178

Email: brian.knezeak@standardny.com

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2

NORDKAP BANK AG, as Lender

By:
Name:
Title:

Address for Notices:

Nordkap Bank AG

Thurgauerstrasse 54

CH-8050 Zurich

Switzerland

Attention: Kerstin Rotter

Tel: +41 44 306 4921

Fax: +41 44 306 4911

Email: kerstin.rotter@nordkapbank.com

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SCHEDULE I

COMMITMENTS

Name of Lender	Commitment Amount (as of the Closing Date)
Standard Bank Plc	$10,000,000
Nordkap Bank AG	$5,000,000

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SCHEDULE II

FUNDING OFFICE AND WIRE INSTRUCTIONS

Administrative Agent / Lender (Standard Bank Plc)

Funding office:

Name:               James Braim

Dept:                 Banking Ops

Address:            Standard Bank Plc

Cannon Bridge House

25 Dowgate Hill, London

EC4R 2SB

Tel:                   +44 (0) 20 7815 4065

Fax:                  +44 (0) 20 7815 4032

E-mail:             london_loansadmin@standardbank.com

Payment instructions:

Bank Name:

HSBC Bank USA N.A. (SWIFT Code: MRMDUS33)

ABA Number:   021001088

Acct. Name:      Standard Bank Plc (Swift code SBLLGB2L)

Acct. Number:   000157210

Attention:           James Braim / Banking Operations

Lender (Nordkap Bank AG)

Payment Instructions:

Bank Name:

Svenska Handelsbanken AB, Stockholm (SWIFT Code: HANDSESS)

Acct. Number:

49 755 889

Favor:

Nordkap Bank AG, Zurich

Cover:

JP Morgan Chase Bank, New York (SWIFT Code: CHASUS33)

Reference:

Sonoran

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SCHEDULE III

DISCLOSURE SCHEDULE

Disclosure Item	Description of Disclosure Item
Item 5.7 – Litigation

1. Crowell Land & Mineral Corporation vs. Sonoran Energy, Inc. (Docket No. 228891-F, Filed 8-13-07, 9th Judicial District Court, Rapides Parish, La.)

2. Wells Land & Cattle Co., Inc., J.C. Wells and Mable Wells vs. Sonoran Energy, Inc. (Cause No. 2007-339, Filed 5-16-07, 402 Judicial District Court, Wood County, Texas)

3. (1) Sonoran vs. Mark R. Anderson, Summit Oil & Gas, Harvest Worldwide, et. al.; (2) Longbow vs. Sonoran, Anderson, Harvest Worldwide, et. al.; (3) Bestform vs. Anderson, et. al.

4.  Korker vs. Sonoran (f/k/a “Showstar Entertainment”)

Item 5.12 – Environmental Compliance

Since environmental assessments were performed in late 2006, there has been no material change in the environmental condition of the Borrower’s assets beyond what is covered in Item 5.7 of the Disclosure Schedule.

Item 5.18 – Taxes

As disclosed by the Borrower in its April 30, 2007 10KSB filing, the Borrower has never filed US Federal Tax returns.  However, the Borrower has initiated a project to develop appropriate tax records so that the delinquent returns can be completed, and expects to have its filing current by December 31, 2007.

Item 5.19 – Subsidiaries

The following table summarizes all subsidiaries that are currently authorized to do business in their respective locations.

Name                       Type                  Domicile                    Effective % Owned

Scottsdale Oil            Corp.                  Arizona                              100%

Field Services,

Ltd.

Baron Oil AS            LLC                   Norway                              100%

Baron Oil, Inc.          Corp.                  Delaware                            100%

Baron Energy, Ltd.    LP                     Texas                                  100%

Baron Drilling,           Corp.                 Texas                                  100%

Inc. (f/k/a

Baroness Inc.)

Baron Holdings         LLC                   Texas                                  100%

LLC d/b/a Baron

Operating

Company (f/k/a

KWB GP, LLC)

The Borrower warrants that none of these subsidiaries is a Restricted Subsidiary as of the Closing Date.

Item 5.21 – Hedge Agreements

Hedge Agreement between Sonoran Energy, Inc. and Chevron Products Company, dated December 7, 2006 pursuant to which transactions were entered into to set price floors of $50 per barrel for oil until December 1, 2008.

Hedge Agreement between Sonoran Energy, Inc. and Chevron Natural Gas, dated December 7, 2006 pursuant to which transactions were entered into to set price floors of $5 per Mcf for natural gas until December 1, 2008.

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EXHIBIT A

FORM OF
PROMISSORY NOTE

PROMISSORY NOTE FOR LOANS

$[__________]

New York, New York

____________, 200__

FOR VALUE RECEIVED, SONORAN ENERGY, INC., a corporation organized and existing under the laws of the State of Washington (the “Borrower”), irrevocably and unconditionally promises to pay to the order of [__________] (the “Lender”) the principal amount of [__________] MILLION DOLLARS ($[__________]), or, if less, the aggregate principal amount of all Loans made from time to time by the Lender to the Borrower and then outstanding, in the manner specified in the Credit Agreement.  The Borrower further agrees to pay interest on the principal amount from time to time outstanding at the rates and on the dates specified in the Credit Agreement.  All such principal, interest and other amounts shall be payable in Dollars in immediately available funds at the Funding Office.

This Note (i) is one of the promissory notes referred to in the Credit Agreement dated as of [___], 2007 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”), between, among others, the Borrower and the Lender, (ii) is subject to, and entitled to the benefits of, the provisions of the Credit Agreement, and (iii) is subject to repayment and prepayment as provided in the Credit Agreement.  This Note is secured as provided in the Security Documents.

Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meaning given to them in the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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A-1

THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY IN ANY LITIGATION OR OTHER PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER IN CONNECTION HEREWITH; PROVIDED THAT NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 11.2 OF THE CREDIT AGREEMENT.  THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS NOTE.  THE BORROWER HEREBY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THAT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO HEREIN ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.

SONORAN ENERGY, INC.

By:

____________________________________

Name:

Title:

[Remainder of page left blank intentionally.]

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A-2

EXHIBIT B

FORM OF
NOTICE OF BORROWING

________________, 20____

Standard Bank Plc,
Common Bridge House
25 Dowgate Hill
London EC4R 25B
United Kingdom

Attention: ________________

Re: Notice of Borrowing

Dear Sirs:

The undersigned hereby refers to the Credit Agreement, dated as of [___], 20007 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), between, among others, SONORAN ENERGY, INC. as Borrower and STANDARD BANK PLC as Administrative Agent and hereby gives irrevocable notice, pursuant to Section 2.3 of the Credit Agreement, that it requests a Borrowing of Loans under the Credit Agreement, and in connection therewith sets forth on Annex 1 hereto the information relating to such Borrowing as required by Section 2.3 of the Credit Agreement.

The undersigned hereby certifies that both before and after giving effect to any Loan requested hereunder  the following statements shall be true and correct:

(a)

the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)

no Default or Event of Default shall have then occurred and be continuing, or shall be likely to occur.

Very truly yours,

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SONORAN ENERGY, INC.

By:

____________________________________

Name:

Title:

[Remainder of page left blank intentionally.]

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Annex 1 to Borrowing Request

1.

The Borrowing Date is [________________].

2.

The aggregate amount of the Borrowing is [$__________].

3.

The Borrowing shall be denominated in Dollars.

4.

The account into which each Loan is to be made is:  [__________________].

[Remainder of page left blank intentionally.]

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EXHIBIT C

FORM OF
COMPLIANCE CERTIFICATE

Date:  __________, 200__

To:

Standard Bank Plc

Re: Credit Agreement (as amended, modified, supplemented and extended from time to time, the “Agreement”) dated as of ________________ between, among others, SONORAN ENERGY, INC. (the “Borrower”), and STANDARD BANK PLC (the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned Responsible Officer hereby certifies as of the date hereof that [he/she] is the _______________ of the Borrower, and that, in [his/her] capacity as such, [he/she] is authorized to execute and deliver this Certificate to the Lender on the behalf of the Borrower, and that:

[Use following paragraph for Fiscal Year-end financial statements]

[1.

Attached hereto as Schedule 1 are the year end audited financial statements required by Section 6.1(a) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.]

[Use following paragraph for Fiscal Quarter end financial statements]

[1.

Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.1(b) of the Credit Agreement for the Fiscal Quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year end audit adjustments and the absence of footnotes.]

[Use following paragraph for monthly financial statements]

[1.

Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.1(c) of the Credit Agreement for the month most recently ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year end audit adjustments and the absence of footnotes.]

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C-1

2.

The financial covenant analyses and information set forth on Schedule 2 hereto are true and accurate on and as of the date of this Certificate and constitute all information and calculations necessary for determining compliance by the Borrower and its subsidiaries with the provisions of the Credit Agreement (including Section 7.16 of the Credit Agreement).

3.

The representations and warranties of the Obligors contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties were true and correct in all material respects as of the date when made.

4.

No Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________, 200__.

SONORAN ENERGY, INC.

By:

____________________________________

Name:

Title:

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EXHIBIT D

FORM OF
SECURITY AGREEMENT

Please see attached.

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D-1

EXHIBIT E-1

FORM OF
MORTGAGE (TEXAS DEED OF TRUST)

Please see attached.

E-1-1

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EXHIBIT E-2

FORM OF
MORTGAGE (LOUISIANA MORTGAGE)

Please see attached.

E-2-1

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EXHIBIT F

FORM OF
OFFTAKER CONSENT

[On the letterhead of Sonoran Energy, Inc.]

Date:  __________, 200__

To:

[Name of Offtaker]

Re: Change in Account Details

Ladies and Gentlemen:

Reference is made to that certain offtake agreement dated as of [__________] between Sonoran Energy, Inc. and you (the “Offtake Agreement”).  We hereby give you notice that, in connection with a credit agreement dated November [___], 2007 between (among others) Sonoran Energy, Inc. and Standard Bank Plc (“Standard Bank”) as agent for the lenders and certain other secured parties thereunder, we have assigned to Standard Bank all of our rights in, to and under the monies payable to us under the Offtake Agreement.

With immediate effect, please ensure that all payments and other amounts due to us under the Offtake Agreement are made directly to the following account: [specify details of Collection Account].  You are hereby authorized and instructed to comply with this instruction until it is revoked pursuant to a written instrument jointly executed by ourselves and Standard Bank.

This letter and the rights and obligations of the parties hereto shall be governed by and construed and interpreted in accordance with the law of the State of New York.  Please confirm your agreement to the above by signing below and sending an original to Standard Bank with a copy to ourselves, whereupon this letter shall become a binding agreement between us.

Very truly yours,

SONORAN ENERGY, INC.

By:

Name:
Title:

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F-1

Accepted and agreed to as of the
date first above written:

[Name of Offtaker]

By:

Name:
Title:

Acknowledged by:

STANDARD BANK PLC

By:

_________________________________

Name:

Title:

By:

_________________________________

Name:

Title:

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F-2

EXHIBIT G

FORM OF
ASSIGNMENT AGREEMENT

Dated: _________ __, 200_

Reference is made to the Credit Agreement, dated as of November [__________], 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SONORAN ENERGY, INC., a corporation organized and existing under the laws of the State of Washington (the “Borrower”), the various Subsidiaries of the Borrower party thereto from time to time as Guarantors, the lenders party thereto from time to time (the “Lenders”), and STANDARD BANK PLC, as arranger of the Credit Facility thereunder and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Each capitalized term used and not otherwise defined herein is used as defined in the Credit Agreement.

The “Assignor” and the “Assignee” referred to on Schedule I hereto agree as follows:

Section 1.

As of _____________ __, 200_ (the “Assignment Date”), the Assignor hereby irrevocably sells, transfers, conveys and assigns to the Assignee, without recourse, representation or warranty (except as expressly set forth herein), and the Assignee hereby purchases and assumes from the Assignor, that percentage interest specified in Item A of Schedule I hereto of the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including such interest in the principal amount of the Loans and any Note held by the Assignor, and including, subject to Section 5 below, all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the other Loan Documents.  After giving effect to such sale, assignment and delegation, the amount of the Assignee’s Commitment and the principal amount of the Loans owing to the Assignee will be as set forth in Item B of Schedule 1 hereof, and the amount of the Assignor’s Commitment and the principal amount of the Loans owing to the Assignor will be as set forth in Item C of Schedule I hereto.

Section 2.

The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant to the Credit Agreement or any other Loan Document; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iv) requests that the Administrative Agent arrange for the issuance of a new Note in favor of the Assignee.

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Section 3.

The Assignee (i) confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and (v) specifies as its Funding Office and address for notices the office or offices set forth beneath its name on Schedule I hereto.

Section 4.

Following the execution of this Assignment Agreement by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  The Assignee hereby requests that the Administrative Agent evidence its consent to the assignment and assumption contemplated hereby by executing its consent and acknowledgment hereto as set forth below.

Section 5.

Upon such acceptance and recording by the Administrative Agent, as of the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have corresponding rights and obligations of a Lender thereunder and under the other Loan Documents to which the Assignor was party as a Lender prior to the date of such assignment and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its corresponding rights and be released from its corresponding obligations under the Credit Agreement and the other Loan Documents to which the Assignor was party as a Lender prior to the date of such assignment; provided that the Assignor shall retain any claim with respect to any fee, interest, cost, expense or indemnity which accrues, or relates to an event that occurs, prior to the date of such assignment pursuant to Section 3.1, Section 3.2, Section 3.4, or Section 11.6 of the Credit Agreement.

Section 6.

Upon such acceptance and recording by the Administrative Agent, from and after the Assignment Date, the Administrative Agent shall make all payments under the Credit Agreement and other Loan Documents in respect of the interest assigned hereby (including all payments of principal, interest and commitment fees with respect thereto) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Assignment Date directly between themselves.

Section 7.

This Assignment Agreement may be executed (and acknowledged and consented to) in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Assignment Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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Section 8.

The Assignor and the Assignee hereby agree that the [Assignor / Assignee] will pay to the Administrative Agent the registration and processing fee referred to in Section 11.7(c) of the Credit Agreement.

Section 9.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

[Remainder of page left blank intentionally]

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IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized as of the date specified thereon.

[NAME OF ASSIGNOR]

By: ________________________

Name: _____________________

Title: ______________________

[NAME OF ASSIGNEE]

By: ________________________

Name: _____________________

Title: ______________________

Accepted and Consented to this __ day of __________, 200_:

STANDARD BANK PLC,

as the Administrative Agent

By: ________________________

Name: _____________________

Title: ______________________

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